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                            INTERGRAPH CORPORATION

                                    and

                    COMPUTERSHARE INVESTOR SERVICES, LLC


                    AMENDED AND RESTATED RIGHTS AGREEMENT

                            Dated March 5, 2002
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                            TABLE OF CONTENTS


                                                                   Page

RECITALS                                                             1
   Section 1.   Certain Definitions                                  2
   Section 2.   Appointment of Rights Agent                          9
   Section 3.   Issue of Right Certificates                         10
   Section 4.   Form of Right Certificates                          11
   Section 5.   Countersignature and Registration                   12
   Section 6.   Transfer, Split Up, Combination and Exchange
                of Right Certificates; Mutilated, Destroyed,
                Lost or Stolen Right Certificates.                  13
   Section 7.   Exercise of Rights; Purchase Price; Expiration
                Date of Rights.                                     14
   Section 8.   Cancellation and Destruction of Right Certificates  16
   Section 9.   Company Covenants Concerning Securities and Rights  17
   Section 10.  Record Date                                         19
   Section 11.  Adjustment of Purchase Price, Number and Kind of
                Securities or Number of Rights                      20
   Section 12.  Certificate of Adjusted Purchase Price or Number
                of Securities                                       32

   Section 13.  Consolidation, Merger or Sale or Transfer of
                Assets or Earning Power                             33
   Section 14.  Fractional Rights and Fractional Securities         37
   Section 15.  Rights of Action                                    38
   Section 16.  Agreement of Rights Holders                         39
   Section 17.  Right Certificate Holder Not Deemed a Stockholder   40
   Section 18.  Concerning the Rights Agent                         41
   Section 19.  Merger or Consolidation or Change of Name of
                Rights Agent                                        42
   Section 20.  Duties of Rights Agent                              43
   Section 21.  Change of Rights Agent                              46
   Section 22.  Issuance of New Right Certificates                  47
   Section 23.  Redemption                                          48
   Section 24.  Notice of Certain Events                            49
   Section 25.  Notices                                             50
   Section 26.  Supplements and Amendments                          51
   Section 27.  Exchange                                            52
   Section 28.  Successors; Certain Covenants                       54
   Section 29.  Benefits of this Agreement                          54
   Section 30.  Severability                                        54
   Section 31.  Governing Law                                       55
   Section 32.  Counterparts                                        55
   Section 33.  Descriptive Headings                                55



                 AMENDED AND RESTATED RIGHTS AGREEMENT

      This AMENDED AND RESTATED RIGHTS AGREEMENT, dated March  5,

2002  (this "Agreement"), is made and entered into by and between

Intergraph  Corporation, a Delaware corporation (the  "Company"),

and  Computershare  Investor Services, LLC, a  limited  liability company  organized under the laws of the State of  Delaware  (the

"Rights Agent").


                               RECITALS

      WHEREAS, on August 25, 1993, the Board of Directors of  the

Company  authorized and declared a dividend distribution  of  one right  ("Right") for each share of common stock, par  value  $.10 per share, of the Company outstanding as of the Close of Business

(as  hereinafter  defined)  on September  7,  1993  (the  "Record

Date"),  each Right initially representing the right to  purchase one  Common  Share (as hereinafter defined), upon the  terms  and

subject   to  the  conditions  herein  set  forth,  and   further

authorized and directed the issuance of one Right with respect to each Common Share (as hereinafter defined) issued or delivered by the  Company  (whether originally issued or  delivered  from  the

Company's  treasury)  after the Record  Date  but  prior  to  the earlier of the Distribution Date (as hereinafter defined) and the

Expiration Date (as hereinafter defined);

      WHEREAS, the Company and Harris Trust and Savings Bank,  an

Illinois  banking corporation (the "Prior Rights Agent")  entered into  that  certain original Rights Agreement  dated  August  25,

1993;

     WHEREAS, the Company and the Prior Rights Agent entered into that certain Amendment No. 1 to the Rights Agreement dated as  of

March 16, 1999;

     WHEREAS,  the  Rights Agent is the successor-in-interest  to the Prior Rights Agent; and

     WHEREAS, on March 4, 2002, the Board of Directors determined that it was desirable and in the best interest of the Company and its  shareholders that the original Rights Agreement, as amended,

should be further amended and restated as set forth herein;

      NOW,  THEREFORE, in consideration of the premises  and  the mutual  agreements herein set forth, the parties hereby agree  as follows:

     Section  1.     Certain Definitions.  For purposes  of  this
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Agreement, the following terms shall have the meanings indicated:


    (a)  "Acquiring Person" shall mean (i) any Person (other than the  Company  or  any  Subsidiary  of the Company or any employee benefit  or  stock ownership  plan  of  the  Company  or  of  any

Subsidiary  of  the  Company  or any Person holding Common Shares for or  pursuant to the terms of any such plan or for the purpose of  funding  any such plan or funding other employee benefits for employees  of the Company  or  of  any Subsidiary (as hereinafter

defined))  who  or  which,  together  with   all  Affiliates  and

Associates of such Person,  shall  be the Beneficial Owner of 15%

or  more  of  the Common  Shares  then  outstanding, or (ii)  any

Adverse  Person;  provided, however, that such a Person shall not be deemed to have become an "Acquiring Person" solely as a result of a reduction in the number of Common Shares outstanding  unless and  until  (i)  such  time  as such  Person  or any Affiliate or

Associate of such Person shall  thereafter become  the Beneficial

Owner of any  additional Common Shares, other than as a result of a stock dividend,  stock split or similar transaction effected by the  Company  in  which all holders  of Common Shares are treated equally, or (ii) any  other Person who is the Beneficial Owner of

any  Common  Shares   shall  thereafter  become  an  Affiliate or

Associate of such Person;  and further provided, however, that if the Board of Directors of  the Company  determines in good  faith that  a  Person  who would otherwise be an "Acquiring Person" has become such inadvertently, and  such  Person divests as  promptly as practicable a sufficient number of Common Shares so  that such

Person would no longer be an "Acquiring Person", then such Person shall not be deemed to be an "Acquiring Person" for any  purposes of this Agreement.

     (b)  "Adverse Person" shall  mean any person declared by the

Board   of  Directors  to  be  an  Adverse  Person  after  (i)  a

determination by  the  Board of Directors that such Person, alone or together  with its Affiliates and Associates, has  become  the

Beneficial  Owner  of  10%   or  more  of  the Common Shares then

outstanding; and (ii)  a determination by the Board of Directors,

after  reasonable  inquiry  and  investigation  (including   such

consultation,  if  any,  with such persons as the directors shall deem appropriate), that:

               (A)  such  Beneficial  Ownership by such Person is

          intended  to,  is reasonably likely to, or will, either

          cause  the  Company  to   repurchase  the Common Shares

          beneficially  owned by such Person or cause pressure on

          the Company to  take action or enter into a transaction

          or  series  of  transactions  that  would  provide such

          Person   with   short-term    financial   gain    under

          circumstances  where  the Board of Directors determines

          that  the  best  long-term interests of the Company and

          its  shareholders,  but  for  the  actions and possible

          actions  of  such Person, would not be served by taking

          such  action  or  entering  into  such  transactions or

          series of transactions at that time; or

               (B)  such  Beneficial  Ownership  is  causing   or

          reasonably  likely  to  cause a material adverse impact

          (including,  but   not   limited   to,  impairment   of

          relationships  with   customers  or  impairment  of the

          Company's ability to maintain its competitive position)

          on the  business or prospects of the Company; provided,

          however, that the Board of Directors  may not declare a

          Person  to  be  an Adverse Person if, prior to the time

          that  such Person  acquired  10% or more of the  Common

          Shares, such  Person provided to the Board of Directors

          a written  statement  of  such Person's  acquisition of

          such Common Shares, together with any other information

          reasonably requested of such  Person  by  the Board  of

          Directors,  and the Board of Directors, based  on  such

          statement  and  reasonable  inquiry  and  investigation

          (including such consultation, if any, with such persons

          as  the  directors shall  deem appropriate), determines

          to  notify and notifies  such Person in writing that it

          will not declare such Person to  be  an Adverse Person;

          and  provided,  further, that the  Board   of Directors

          may  expressly  condition in any manner a determination

          not  to  declare  a  Person  an  Adverse Person on such

          conditions  as the   Board   of   Directors may select,

          including, without limitation, that  such  Person shall

          not  acquire  more  than  a specified  amount of Common

          Shares and/or that such Person  shall not  take actions

          inconsistent with the purposes and intentions disclosed

          by such Person in the statement provided by such Person

          to  the  Board  of  Directors.  In the event that   the

          Board  of Directors  should at any time determine, upon

          reasonable   inquiry   and   investigation   (including

          consultation with such  persons  as the directors shall

          deem  appropriate),  that  such Person has  not met  or

          complied with any condition specified by the  Board  of

          Directors,  the  Board  of  Directors may at  any  time

          thereafter declare such Person to be an Adverse Person.

          No  delay  or  failure  by  the   Board of Directors to

          declare a Person to be an  Adverse Person  shall in any

          way  waive or otherwise affect the  power  of the Board

          of Directors subsequently to declare a Person to be  an

          Adverse Person.

     (c)   "Affiliate" and "Associate" shall  have the  respective

meanings  ascribed  to  such terms in Rule 12b-2  of  the  General

Rules  and Regulations under the  Exchange  Act,  as in effect  on the date of this Agreement.

     (d)  A  Person  shall  be deemed  the  "Beneficial Owner" of,

and to "beneficially own," any securities:

          (i)  which  such   Person  or  any  of  such   Person's

     Affiliates or Associates, directly  or indirectly,  has  the

     right  to  acquire  (whether  such   ight  is    exercisable

     immediately or only after the passage  of time) pursuant  to any agreement, arrangement  or understanding (whether or not in writing),  or  upon the exercise  of  conversion  rights,

     exchange rights, rights, warrants  or options, or  otherwise

     (in  each case, other than  upon exercise or exchange of the

     Rights);  provided,  however,  that  a  Person  shall not be deemed  the  Beneficial  Owner  of,  or to beneficially own,

     securities  tendered  pursuant to a tender or exchange offer made by or on behalf of such Person  or any of such Person's

     Affiliates or Associates until such  tendered securities are accepted for purchase or exchange; or

         (ii)  which  such   Person  or  any  of  such   Person's

     Affiliates  or  Associates, directly  or indirectly, has the right  to  vote  or  dispose  of,  including pursuant to any agreement, arrangement  or  understanding (whether or not in writing); or

        (iii)  which   are   beneficially   owned,  directly   or

     indirectly,  by  any  other  Person   (or  any Affiliate  or

     Associate thereof) with which  such  Person (or  any of such

     Person's  Affiliates  or  Associates)  has  any   agreement,

     arrangement  or  understanding  (whether  or not in writing)

     with respect to acquiring, holding, voting or  disposing  of any  voting  securities  of  the Company;

provided, however,  that  a  Person  shall  not  be  deemed   the

Beneficial Owner  of, or to beneficially own, any security (A) if

such  Person  has  the   right  to  vote  such  security pursuant

to an agreement, arrangement or understanding (whether or not  in writing) which (1) arises solely from a revocable proxy given  to such Person in response to a public proxy or consent solicitation made  pursuant to, and in accordance with, the General Rules  and

Regulations  under  the Exchange Act and (2)  is  not  also  then reportable by such Person on Schedule 13D under the Exchange  Act

(or   any  comparable  or  successor  report),  or  (B)  if  such beneficial  ownership arises solely as a result of such  Person's status as a "clearing agency," as defined in Section 3(a)(23)  of the  Exchange  Act; and provided, further, that nothing  in  this paragraph  (d)  shall cause a Person engaged in  business  as  an underwriter of securities to be the Beneficial Owner  of,  or  to beneficially own, any securities of the Company acquired  through such  Person's  participation in good faith in a firm  commitment underwriting  registered  under  the  Securities  Act  until  the

expiration   of  40  calendar  days  after  the  date   of   such

acquisition, or such later date as the Board of Directors of  the

Company may determine in any specific case.

     (e)  "Business Day" shall mean any day other than a Saturday,

Sunday  or a day on which the New York Stock Exchange or  banking institutions  in the State of Illinois (or such  other  state  in which  the  principal office of the Rights Agent is located)  are authorized or obligated by law or executive order to close.

     (f)  "Close  of Business"  on  any  given  date  shall  mean

5:00 P.M., Chicago time, on such date; provided, however, that if such date is not a Business Day it shall  mean 5:00 P.M., Chicago time, on the next succeeding Business Day.

     (g)  "Common Shares" when used with reference to the Company shall  mean  the common stock, par value $.10 per share,  of  the

Company;  provided,  however,  that,  if  the  Company   is   the

continuing or surviving corporation in a transaction described in

Section  11(a)(ii) or Section 13(a)(ii) hereof,  "Common  Shares"

when  used  with reference to the Company shall mean the  capital stock or equity security with the greatest aggregate voting power of  the Company.  "Common Shares" when used with reference to any

Person  other than the Company, including an Issuer,  shall  mean the  capital  stock  of such Person with the  greatest  aggregate voting  power  of such Person or the equity securities  or  other equity  interest having power to control or direct the management of such Person.

     (h)  "Distribution Date" shall mean the earlier of:  (i) the

Close  of  Business  on the tenth calendar day  after  the  Share

Acquisition  Date  (or,  if  the  tenth  day  after   the   Share

Acquisition  Date  occurs before the Record Date,  the  Close  of

Business on the Record Date), and (ii) the Close of  Business  on

the tenth Business Day (or such later date as may be specified by the  Board  of Directors of the Company) after the  date  of  the commencement  of a tender or exchange offer by any Person  (other than the Company or any Subsidiary of the Company or any employee benefit  or  stock  ownership plan  of  the  Company  or  of  any

Subsidiary of the Company or any Person holding Common Shares for or  pursuant to the terms of any such plan or for the purpose  of funding  any  such  plan or funding other employee  benefits  for employees  of  the  Company  or of any  Subsidiary),  within  the meaning of Rule 14d-2 of the General Rules and Regulations  under the  Exchange  Act if upon the consummation thereof  such  Person would become an Acquiring Person.

     (i)  "Exchange Act" shall  mean  the Securities Exchange Act of 1934, as amended.

     (j)  "Expiration Date" shall mean the earliest  of  (i)  the

Close of  Business on the Final Expiration Date, (ii) the time at which the  Rights  are redeemed as provided in Section 23 hereof,

and (iii)  the time at which all exercisable Rights are exchanged as provided in Section 27 hereof.

     (k)  "Final Expiration Date" shall mean March 5, 2012.

     (l)  "Flip-in  Event"  shall  mean  any  event  described in clauses (A) or (B) of Section 11(a)(ii) hereof.

     (m)   "Flip-over  Event" shall mean any event  described  in

subsections (i), (ii) or (iii) of Section 13(a) hereof.

     (n)  "Issuer" shall  have  the  meaning set forth in Section

13(b) hereof.

     (o)  "NASDAQ"  shall   mean  the   National  Association  of

Securities Dealers, Inc. Automated Quotation System.

     (p)   "Person" shall mean any individual, firm, corporation,

partnership or other entity, and shall include any successor  (by merger or otherwise) of such entity.

     (q)  "Purchase  Price"  from  and  after  the  date  of this

Agreement, shall mean initially $65.00 per Common Share and shall be  subject  to  adjustment from time to time as provided in this

Agreement.

     (r)  "Redemption Price"  shall mean $0.01 per Right, subject to  adjustment  by  resolution  of  the Board of Directors of the

Company  to  reflect  any  stock split, stock dividend or similar transaction occurring after the date hereof.

     (s)  "Right"  shall  have  the  meaning  set  forth  in the

Recitals to this Agreement.

     (t)  "Right  Certificates"   shall    mean     certificates

evidencing  the  Rights, in  substantially the form of Exhibit A attached hereto.

     (u)  "Rights  Agent"  shall  mean   Computershare  Investor

Services, LLC,  unless and until a successor Rights  Agent shall have become such  pursuant  to the terms of this Agreement,  and thereafter,  "Rights Agent"  shall mean  such  successor  Rights

Agent.

     (v)  "Securities  Act"  shall  mean  the  Securities Act of

1933, as amended.

     (w)  "Share Acquisition Date"  shall mean the first date of public announcement  by  the Company or an Acquiring  Person (by

press  release,   filing  made  with the Securities and Exchange

Commission pursuant  to Section 13(d) under the  Exchange Act or

pursuant  to  other  applicable  law  or  otherwise)   that  an

Acquiring Person  has become such.

     (x)  "Subsidiary"  when  used  with reference to any Person shall mean  any corporation or other entity of  which a majority of  the voting  power of the voting equity  securities or equity interests is  owned,  directly  or  indirectly, by such  Person;

provided, however,  that for purposes of Section  13(b)  hereof,

"Subsidiary"  when  used with reference to any Person shall mean any corporation or  other entity of which  at least  20% of  the voting power of the voting equity securities or equity interests is owned,  directly or indirectly, by such Person.

     (y)  "Summary  of  Rights  to Purchase Common Shares" shall mean  the  Summary  of  Rights  to  Purchase  Common  Shares, in

substantially the form of Exhibit B attached hereto.

     (z)  "Trading Day" shall mean any day on which the principal national  securities  exchange on which  the  Common  Shares  are

listed  or  admitted to trading is open for the   transaction  of

business  or, if the Common Shares are not listed or admitted  to trading on any national securities exchange, a Business Day.

     (aa) "Triggering  Event" shall  mean  any  Flip-in  Event or

Flip-over Event.

    Section 2.     Appointment of Rights Agent.   The    Company
                    ---------------------------
hereby appoints the Rights Agent to act as agent for  the Company and  the  holders of the Rights (who, in accordance with  Section

3  hereof,  shall  also  be,  prior to the Distribution Date, the holders of the Common  Shares) in  accordance with  the terms and conditions  hereof,  and  the  Rights  Agent  hereby accepts such

appointment   and  hereby   certifies  that  it complies with the

requirements  of NASDAQ governing transfer agents and registrars.

The Company  may  from  time  to  time  act as Co-Rights Agent or

appoint  such   Co-Rights  Agents  as  it  may  deem necessary or

desirable.  Any actions  which may  be  taken by the Rights Agent pursuant to the terms of this Agreement may be  taken by any such

Co-Rights  Agent.   To  the extent that any Co-Rights Agent takes

any action pursuant to this Agreement, such Co-Rights Agent shall be entitled to all of the rights and  protections of, and subject to all of the applicable duties and obligations imposed upon, the

Rights Agent pursuant to the terms of this Agreement.

     Section 3.     Issue of Right Certificates.
                    ---------------------------
     (a)   Until the Distribution Date, (i) the Rights  shall  be

evidenced   by   the  certificates  representing  Common   Shares

registered  in  the names  of the record holders  thereof  (which certificates representing Common Shares shall also be  deemed  to be  Right  Certificates), together with a copy of the Summary  of

Rights,  (ii) the Rights shall be transferable only in connection with the transfer of the underlying Common Shares, and (iii)  the surrender  for  transfer  of any certificates  evidencing  Common

Shares  in  respect  of which Rights have been  issued,  with  or without  a  copy of the Summary of Rights, shall also  constitute the  transfer  of  the Rights associated with the  Common  Shares evidenced by such certificates.

     (b)   As promptly as practicable after the execution of this

Agreement, the Company shall send a copy of the Summary of Rights by  first-class, postage prepaid mail, to each record  holder  of

Common Shares as of the close of business on the Record Date,  at the address of such holder shown on the records of the Company as of such date.

     (c)  Rights shall be issued by the Company in respect of all

Common  Shares (other than Common Shares issued upon the exercise or  exchange  of  any  Right)  issued or delivered by the Company

(whether  originally  issued  or  delivered  from  the  Company's treasury)  after  the Record Date but prior to the earlier of the

Distribution   Date   and   the  Expiration  Date.   Certificates

evidencing  such  Common  Shares shall have stamped on, impressed on,  printed on,  written  on  or  otherwise  affixed to them the following  legend  or such similar legend as the Company may deem appropriate  and  as  is  not inconsistent with the provisions of this  Agreement,  or  as  may  be  required  to  comply  with any applicable  law  or  with  any  rule  or regulation made pursuant thereto  or  with any rule or regulation of any stock exchange or transaction  reporting system on which the Common Shares may from time to time be listed or quoted, or to conform to usage:

     This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement between Intergraph Corporation and Computershare Investor Services, LLC, dated March 5, 2002, (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Intergraph Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended or may be evidenced by separate certificates and no longer be evidenced by this Certificate. Intergraph Corporation will mail to the holder of this Certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

     (d)  As promptly as practicable after the Distribution Date,

the  Company  shall  prepare and execute, the  Rights  Agent will countersign and the Company shall send or cause to be  sent  (and the  Rights  Agent  shall, if requested, send),  by  first-class,

insured,  postage prepaid mail, to each record holder  of  Common

Shares  as of the Close of Business on the Distribution Date,  at

the address of such holder shown on the records of the Company, a

Right Certificate, evidencing one Right for each Common Share  so held,  subject to adjustment.  As  of and after the  Distribution

Date,  the  Rights  shall  be  evidenced  solely  by  such  Right

Certificates.

     Section 4.     Form   of  Right  Certificates.   The   Right
                    ------------------------------
Certificates (and the form of election to purchase  and  form  of assignment  to  be  printed  on the  reverse  thereof)  shall  be substantially in the form set forth as Exhibit A hereto with such changes, marks of identification or designation and such legends,

summaries or endorsements printed thereon as the Company may deem appropriate  and as are not inconsistent with the  provisions  of this  Agreement,  or  as  may  be required  to  comply  with  any applicable  law  or  with  any rule or regulation  made  pursuant thereto  or with any rule or regulation of any stock exchange  or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage.  Subject to the provisions of Section 22 hereof, the Right Certificates, whenever issued,  on  their  face  shall entitle the  holders  thereof  to purchase  such  number of Common Shares as  shall  be  set  forth therein at the Purchase Price set forth therein, but the Purchase

Price,  the number and kind of securities issuable upon  exercise of  each  Right  and  the number of Rights outstanding  shall  be subject to adjustment as provided herein.

     Section 5.     Countersignature and Registration.
                    ---------------------------------
     (a)  The Right Certificates shall be executed on  behalf  of the Company by its Chairman of the Board, President or  any  Vice

President,  either manually or by facsimile signature, and  shall have  affixed  thereto the Company's seal or a facsimile  thereof which  shall  be  attested  by  the  Secretary  or  an  Assistant

Secretary  of  the  Company,  either  manually  or  by  facsimile

signature.    The   Right   Certificates   shall   be    manually

countersigned by the Rights Agent and shall not be valid for  any purpose  unless  so countersigned.  In case any  officer  of  the

Company who shall have signed any of the Right Certificates shall cease  to  be such officer of the Company before countersignature by  the  Rights Agent and issuance and delivery by  the  Company,

such  Right  Certificates, nevertheless, may be countersigned  by the  Rights  Agent, and issued and delivered by the Company  with the  same  force and effect as though the person who signed  such

Right  Certificates  had not ceased to be  such  officer  of  the

Company; and any Right Certificate may be signed on behalf of the

Company by any person who, at the actual date of the execution of such  Right Certificate, shall be a proper officer of the Company to  sign  such  Right Certificate, although at the  date  of  the execution of this Rights Agreement any such person was  not  such an officer.

     (b)  Following the Distribution Date, the Rights Agent shall keep  or  cause to be kept, at the principal office of the Rights

Agent  designated  for  such purpose and at such other offices as may  be  required  to  comply with any applicable law or with any rule  or  regulation  made  pursuant thereto or with any  rule or regulation of  any  stock  exchange  or any transaction reporting system  on  which  the  Rights may from time to time be listed or

quoted,  books  for  registration  and   transfer  of  the  Right

Certificates  issued  hereunder.  Such books shall show the names

and   addresses   of   the   respective   holders  of  the  Right

Certificates, the number of Rights evidenced  on its face by each of  the  Right  Certificates  and  the  date of each of the Right

Certificates.

     Section 6.     Transfer,  Split Up, Combination and Exchange
                    ---------------------------------------------
of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right
-----------------------------------------------------------------
Certificates.
------------
     (a)  Subject  to  the  provisions  of  Sections  7(d) and 14

hereof,  at  any  time  after  the  Close  of  Business  on   the

Distribution Date and  prior  to  the  Expiration Date, any Right

Certificate or Right Certificates representing exercisable Rights may  be transferred, split  up, combined or exchanged for another

Right Certificate or Right Certificates, entitling the registered holder  to  purchase  a  like  number  of Common Shares (or other

securities, as  the  case may  be)   as   the  Right  Certificate

or  Right  Certificates surrendered then entitled such holder (or former  holder  in  the  case  of  a  transfer) to purchase.  Any registered  holder desiring to  transfer,  split  up,  combine or exchange  any  such  Right Certificate shall make such request in writing  delivered  to  the Rights Agent, and shall surrender the

Right Certificate or  Right Certificates to be transferred, split up, combined or  exchanged at the  principal office of the Rights

Agent designated for such purpose.   Thereupon or  as promptly as

practicable  thereafter,  subject  to  the provisions of Sections

7(d)  and  14  hereof,  the  Company  shall prepare, execute  and

deliver  to  the  Rights  Agent,  and  the  Rights   Agent  shall

countersign   and    deliver   a   Right  Certificate   or  Right

Certificates, as the case  may be, as so requested.   The Company

may  require  payment  of a sum  sufficient to  cover  any tax or governmental  charge that may be imposed  in connection  with any

transfer,    split up,   combination   or   exchange   of   Right

Certificates.

     (b)  Upon  receipt  by  the  Company and the Rights Agent of evidence  reasonably  satisfactory  to  them  of the loss, theft,

destruction or mutilation of a Right Certificate, and, in case of loss, theft  or  destruction, of indemnity or security reasonably satisfactory  to  them,  and reimbursement to the Company and the

Rights  Agent  of all reasonable expenses incidental thereto, and upon surrender to the Rights  Agent and cancellation of the Right

Certificate  if mutilated, the Company shall prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent shall countersign and deliver such new Right

Certificate  to  the  registered holder  in  lieu  of  the  Right

Certificate so lost, stolen, destroyed or mutilated.

     Section 7.     Exercise    of   Rights;   Purchase    Price;
                    ---------------------------------------------
Expiration Date of Rights.
-------------------------
     (a)  The  registered  holder  of  any  Right Certificate may exercise  the  Rights  evidenced  thereby  (except  as  otherwise provided  herein)  in  whole  or  in  part at any time  after the

Distribution  Date  and  prior  to  the  Expiration  Date,   upon

surrender of the Right  Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights

Agent at the office or offices of the Rights Agent designated for such purpose, together with payment in cash, in lawful  money  of the  United  States  of  America by certified check or bank draft payable  to  the  order  of  the  Company equal to the sum of (i)

the Purchase Price  for  the  total  number of securities  as  to which  such  surrendered  Rights are exercised and (ii) an amount equal to  any  applicable transfer tax required to be paid by the

holder  of  such  Right  Certificate  in  accordance   with   the

provisions  of  Section 9(c)  hereof, at or prior to the earliest of (i) the  Close  of Business on the Final Expiration Date, (ii)

the time at which the Rights are redeemed pursuant to Section 23,

or (iii) the time  at  which the Rights are exchanged pursuant to

Section 27.

     (b)  Upon  receipt  of  a  Right  Certificate   representing

exercisable Rights with  the  form  of election to purchase  duly executed,  accompanied  by payment as described above, the Rights

Agent shall  promptly  (i) requisition from any transfer agent of the Common Shares (or  make available, if the Rights Agent is the transfer  agent)  certificates  representing the number of Common

Shares  to  be  purchased  (and  the  Company  hereby irrevocably authorizes and directs its transfer agent to comply with all such

requests),  (ii)   after  receipt of such certificates, cause the

same  to  be  delivered  to  or  upon the order of the registered holder  of  such  Right  Certificate,  registered in such name or

names   as   may   be  designated  by  such  holder,  (iii)  when

appropriate, requisition from the Company or any  transfer  agent

therefor  (or  make available,   if   the  Rights  Agent  is  the

transfer    agent)   certificates   representing  the  number  of

equivalent common shares to be  issued  in  lieu  of the issuance of  Common  Shares  in  accordance with the provisions of Section

11(a)(iii) hereof, (iv)  when  appropriate, after receipt of such certificates, cause  the  same  to  be  delivered  to or upon the order  of  the  registered  holder  of  such  Right  Certificate,

registered in  such  name  or names  as may be designated by such holder,  (v)  when  appropriate, requisition from the Company the amount  of  cash,  debt  securities  or  other  assets to be paid in  lieu  of the issuance of fractional shares in accordance with the provisions of Section 14 hereof  or  in  lieu of the issuance of  Common  Shares in accordance with  the provisions  of Section

11(a)(iii) hereof, (vi) when  appropriate, after receipt, deliver such cash, debt securities or other assets to or  upon  the order of  the registered holder  of  such  Right Certificate, and (vii)

when  appropriate,  deliver  any  due  bill  or  other instrument provided to the Rights Agent by the Company  for delivery to  the registered  holder  of  such  Right  Certificate  as  provided by

Section 11(l) hereof.

     (c)  In case the registered holder  of any Right Certificate shall  exercise  less than all the Rights evidenced thereby,  the

Company  shall  prepare,  execute  and  deliver   a   new   Right

Certificate evidencing  Rights equivalent to the Rights remaining unexercised  and  the  Rights Agent shall countersign and deliver such new Right Certificate to the registered holder of such Right

Certificate  or  to  his  duly authorized assigns, subject to the provisions of Section 14 hereof.

     (d)  Notwithstanding  anything  in  this  Agreement  to  the contrary,  neither  the  Rights  Agent  nor  the Company shall be obligated to undertake any action  with respect to any  purported

transfer,  split  up,  combination   or  exchange  of  any  Right

Certificate pursuant  to  Section 6 hereof or exercise of a Right

Certificate as set  forth in this Section 7 unless the registered holder  of  such  Right  Certificate shall have (i) completed and signed  the  certificate following the form of assignment or form of election to purchase, as applicable, set  forth on the reverse side of the Right  Certificate  surrendered  for  such  transfer,

split up, combination, exchange or exercise,  and  (ii)  provided such additional evidence of the identity of the Beneficial  Owner

(or former  Beneficial Owner) or Affiliates or Associates thereof as the Company shall have reasonably requested.

     Section 8.     Cancellation   and   Destruction   of   Right
                    ---------------------------------------------
Certificates.  All Right Certificates surrendered for the purpose
------------
of  exercise, transfer, split up, combination or exchange  shall,

if  surrendered  to the Company or to any of its  stock  transfer agents, be delivered to the Rights Agent for cancellation  or  in cancelled form, or, if surrendered to the Rights Agent, shall  be cancelled  by  it, and no Right Certificates shall be  issued  in lieu  thereof  except as expressly permitted by  this  Agreement.

The  Company  shall deliver to the Rights Agent for  cancellation and  retirement, and the Rights Agent shall so cancel and retire,

any  other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver  all  cancelled Right Certificates  to  the  Company,  or shall,  at  the  written  request of the  Company,  destroy  such cancelled  Right Certificates, and in such case shall  deliver  a certificate of destruction thereof to the Company.

    Section  9.     Company Covenants Concerning  Securities  and
                     ---------------------------------------------
Rights.  The Company covenants and agrees that:
------
     (a) So long as the Common Shares issuable upon   the exercise

of the  Rights may be quoted on a transaction reporting system, it shall  endeavor to cause,  from and after such time as the  Rights become exercisable, all securities  reserved for issuance upon the exercise  of  Rights  to be quoted  on such transaction  reporting system upon official notice of issuance.

     (b)  It  shall  take  all  such action as may be necessary to ensure that  all  Common Shares and/or other securities  delivered

upon   exercise  of  Rights,  at  the  time  of  delivery  of  the certificates  for  such securities shall be (subject to payment of the Purchase Price) duly  and validly authorized and issued, fully paid and nonassessable securities.

     (c) It  shall  pay  when due and payable any and all  federal

And  state  transfer  taxes  and  charges  that  may be payable in

Respect  of the issuance or delivery of the Right Certificates and of  any  certificates  representing  securities  issued  upon  the exercise of  Rights; provided, however, that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any  transfer or delivery of Right Certificates to a person  other  than,  or  the issuance or delivery of certificates representing  securities  issued  upon the exercise of Rights in a name  other  than  that  of, the  registered  holder  of the Right

Certificate  evidencing  Rights  surrendered  for  exercise, or to

Issue  or deliver any  certificates representing securities issued upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such  Right Certificate at the time of  surrender)  or until it has been established to the Company's reasonable satisfaction that no such tax is due.

     (d) It  shall  use  its  best  efforts   (i)  to  file  on an

Appropriate  form,  as  soon  as  practicable  following the first occurrence  of a Triggering  Event, a registration statement under the  Securities  Act  with respect to the securities issuable upon exercise of the  Rights, (ii) to cause such registration statement to  become effective as soon as practicable after such filing, and

(iii) to cause  such  registration  statement to remain  effective

(with a prospectus  at all times  meeting the  requirements of the

Securities Act)  until the earlier of (A) the date as of which the

Rights  are no longer  exercisable for such securities and (B) the

Expiration  Date.  The Company  shall also take such action as may be appropriate under, or to ensure compliance with, the securities or  "blue sky"  laws of the various  states in connection with the

exercisability  of  the  Rights.    The  Company  may  temporarily

suspend,  for a  period of time after the date set forth in clause

(i)  of   the   first   sentence  of   this  Section  9(d),  the

exercisability  of  the Rights  in order  to prepare and file such registration statement and to permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended,  as well  as a public  announcement at such time as the suspension  is  no  longer in effect.  In addition, if the Company shall determine that  a  registration  statement  should  be filed under the Securities Act or any state  securities  laws  following the Distribution  Date,  the  Company may  temporarily suspend the exercisability of  the Rights  in each relevant jurisdiction until such time as a registration  statement has been declared effective and, upon any  such  suspension, the  Company shall issue a public announcement  stating  that the  exercisability of the  Rights has been temporarily  suspended,  as well as a  public announcement at

such  time   as  the   suspension   is   no   longer   in  effect.

Notwithstanding  anything  in this  Agreement to the contrary, the

Rights  shall not  be  exercisable  in  any  jurisdiction  if  the requisite registration or qualification in such jurisdiction shall not have been effected or the  exercise of the Rights shall not be permitted under applicable law.

     (e)  Notwithstanding  anything in this Agreement to contrary,

after the Distribution Date  it shall not, except as permitted  by


Section  23  or Section  26 hereof, take (or permit any Subsidiary to  take)  any action if at  the time such action is taken  it  is

reasonably  foreseeable  that  such  action   will  eliminate   or

otherwise  diminish the benefits intended  to be afforded  by  the

Rights.

     (f)   In  the  event that the Company is obligated  to  issue

securities  of  the Company  other than Common  Shares,  pay  cash and/or distribute other  property pursuant to Sections 11,  13  or

14  hereof, it shall make  all arrangements necessary so that such other  securities, cash  and/or other property are  available  for distribution by the Rights Agent, if and when appropriate.

     Section  10.    Record Date.  Each Person  in whose name  any
                     -----------
certificate  representing  Common   Shares  is  issued  upon   the

exercise  of  Rights shall for  all purposes  be  deemed  to  have become  the  holder  of record  of the Common  Shares  represented thereby  on, and such certificate  shall be dated, the  date  upon which  the  Right  Certificate  evidencing such  Rights  was  duly surrendered and payment of the  Purchase Price (and all applicable transfer taxes) was made; provided,  however, that if the date  of such surrender and payment  is a date upon which the Common Shares transfer  books of the Company  are closed, such Person  shall  be deemed  to  have become the  record holder of such securities  on,

and such certificate shall be  dated, the next succeeding Business

Day  on which the Common  Shares transfer books of the Company are open.  Prior to the exercise  of the Rights evidenced thereby, the holder of a Right Certificate  shall not be entitled to any rights of  a  stockholder of the  Company with respect to securities  for

which   the  Rights  shall   be  exercisable,  including,  without

limitation,  the  right to  vote, to receive  dividends  or  other distributions  or to  exercise  any preemptive rights,  and  shall not  be entitled to receive any  notice of any proceedings of  the

Company, except as provided herein.

      Section 11.    Adjustment of Purchase Price, Number and Kind

of Securities or Number of Rights.  The Purchase Price, the number and  kind  of securities  issuable upon exercise of each Right and the number  of Rights  outstanding are  subject to adjustment from time to time as provided in this Section 11.

     (a)

          (i)  In  the  event  that the  Company shall at any time

     after the date  of this  Agreement  (A) declare a dividend on the Common Shares payable in Common Shares, (B) subdivide the outstanding Common Shares, (C) combine the outstanding Common

     Shares  into  a  smaller  number  of shares, or (D) issue any shares  of its  capital  stock  in  a reclassification of the

     Common   Shares   (including  any  such  reclassification  in

     connection  with  a  consolidation   or merger  in  which the

     Company  is  the  continuing  or  surviving corporation), the

     Purchase  Price  in effect at the time of the record date for such  dividend or  of the effective date of such subdivision,

     combination  or  reclassification,  and/or  the number and/or kind of shares  of capital  stock  issuable on such date upon exercise  of  a  Right,  shall be proportionately adjusted so that the  holder of any Right exercised after such time shall be  entitled  to  receive  upon payment of the Purchase Price then  in  effect the  aggregate  number and kind of shares of

     capital   stock  which,  if  such  Right  had  been exercised

     immediately  prior to such date and at a time when the Common

     Shares transfer books of the Company were open, the holder of such  Right  would  have  owned  upon  such exercise and been entitled  to receive by virtue of such dividend, subdivision,

     combination  or  reclassification.   If an event occurs which

     would  require an adjustment under both this Section 11(a)(i)

     and  Section  11(a)(ii)  hereof  or  Section   13 hereof, the

     adjustment provided for in this Section 11(a)(i) shall  be in addition  to,  and  shall  be  made  prior to, any adjustment required  pursuant to Section 11(a)(ii) or Section 13 hereof.

          (ii) Subject  to the provisions of Section 27 hereof, in

          the event that:

               (A)   any  Acquiring  Person  or  any  Affiliate or

          Associate of any Acquiring Person, at any time after the

          date  of  this  Agreement, directly or indirectly, shall

          merge  into  the  Company or  otherwise combine with the

          Company  and  the  Company  shall  be  the continuing or

          surviving  corporation  of  such  merger  or combination

          (other  than  in  a  transaction  subject  to Section 13

          hereof); or

               (B)  any  Person  (other  than  the  Company or any

          Subsidiary  of  the  Company  or any employee benefit or

          stock ownership plan of the Company or of any Subsidiary

          of the  Company  or any Person holding Common Shares for

          or  pursuant  to  the  terms of any such plan or for the

          purpose  of  funding  any  such  plan  or  funding other

          employee benefits for employees of the Company or of any

          Subsidiary)  who  or which, together with all Affiliates

          and  Associates of such  Person, shall at any time after

          date  of this  Agreement,  become  an  Acquiring  Person

          (other  than  pursuant to any  transaction  set forth in

          Section  13(a)  hereof),

then,  and  in each such case, proper provision shall be  made  so

that  each   holder  of a Right, except as provided  below,  shall

thereafter   have  a  right to receive, upon exercise  thereof  in

accordance  with the terms of this Agreement at an exercise  price

per  Right   equal  to  the product of the then-current   Purchase

Price  multiplied by the number of Common Shares for which a Right was  exercisable  immediately prior to the first occurrence  of  a

Triggering  Event, such number of Common Shares as shall equal the result  obtained  by  (x)  multiplying the  then-current  Purchase

Price  by  the  number  of Common Shares for  which  a  Right  was

exercisable   immediately  prior to  the  first  occurrence  of  a

Triggering  Event, and  dividing that product by (y)  50%  of  the current  per  share market  price of the Common Shares (determined

pursuant  to  Section   11(d) hereof) on the  date  of  the  first

occurrence  of a Triggering  Event.  Notwithstanding  anything  in this  Agreement to the contrary,  from and after the later of  the

Distribution  Date and the first  occurrence of a  Flip-in  Event,

(1) any Rights that are or were  acquired or beneficially owned by any  Acquiring  Person  (or any  Affiliate or  Associate  of  such

Acquiring  Person) shall be  void and any holder  of  such  Rights shall thereafter have no  right to exercise such Rights under  any provision  of this  Agreement, (2) no Right Certificate  shall  be

issued   pursuant  to  this   Agreement  that  represents   Rights

beneficially  owned by an  Acquiring Person or  any  Affiliate  or

Associate  thereof, (3)  no Right Certificate shall be  issued  at any  time upon the transfer  of any Rights to an Acquiring  Person or  any Affiliate or  Associate thereof or to any nominee of  such

Acquiring Person or Affiliate  or Associate thereof, and  (4)  any

Right  Certificate  delivered to the Rights Agent for transfer  to an  Acquiring Person  or any Affiliate or Associate thereof  shall be cancelled.

          (iii)     Upon  the  occurrence  of  a Flip-in Event, if

     there  shall  not  be sufficient Common Shares authorized but

     unissued  or  issued  but  not  outstanding  to  permit   the

     issuance of all the Common Shares issuable in accordance with subsection  (ii)  hereof  upon  the  exercise of a Right, the

     Board of Directors of the Company  shall use its best efforts promptly  to  authorize  and,  subject  to the  provisions of

     Section 9(d)  hereof, make available  for issuance additional

     Common  Shares,  or  other  equity securities  of the Company having  equivalent  voting rights and an equivalent value (as determined  in  good  faith  by the Board of Directors of the

     Company)  to  the Common Shares (for purposes of this Section

     11(a)(iii),  "equivalent common shares").  In the event  that equivalent common shares are so authorized, upon the exercise of a  Right  in  accordance  with the provisions of Section 7 hereof,  the  registered  holder shall be entitled to receive

     (A)  Common Shares, to the extent any are available and (B) a number  of  equivalent  common  shares,  which  the  Board of

     Directors of the Company shall have determined  in good faith to have a value equivalent to the excess of (x) the aggregate current  per  share  market  value  of  all the Common Shares issuable  in accordance with subsection  (ii) hereof upon the

     exercise  of  a  Right   (the "Exercise Value")  over (y) the

     aggregate  current  per  share  market  value  of  any Common

     Shares  available  for  issuance  upon  the exercise  of such

     Right;  provided,  however,  that  if  at  any  time after 90 calendar days  after the first occurrence of a Flip-in Event,

     there shall not be sufficient Common Shares and/or equivalent common  shares  available for issuance upon the exercise of a

     Right,  then the  Company shall be obligated to deliver, upon the surrender of such Right and without requiring payment  of

     the   Purchase  Price,  (1)  Common  Shares  (to  the  extent

     available),  (2)  equivalent  common  shares  (to  the extent available),  (3)  cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a  party  in effect immediately prior to the first occurrence of any  Flip-in Event), (4) debt securities  of  the Company,

     (5) other assets,  or  (6)  any combination of the foregoing,

     in  any  event  having  an aggregate value which the Board of

     Directors  shall have determined in good faith to be equal to the excess of (I) the Exercise Value over (II) the product of the  then-current  Purchase Price multiplied by the number of

     Common  Shares  for which a Right was exercisable immediately prior to the first occurrence of a Triggering Event.

          (iv) If  the  rules of the national securities exchange,

     registered as such pursuant to Section 6 of the Exchange Act,

     or of the national securities association, registered as such pursuant  to  Section  15A of  the Exchange Act, on which the

     Common  Shares  are  principally  traded  would prohibit such exchange  or  association from listing or continuing to list,

     or  from  authorizing  for  or  continuing  quotation  and/or

     transaction  reporting  through   an   interdealer  quotation

     system,  the  Common Shares or other equity securities of the

     Company  because  the issuance of Common Shares in accordance with  subsection  (ii)  hereof  would  nullify,  restrict  or disparately  reduce the per share voting rights of holders of

     Common Shares, the Company shall: (A) determine the excess of

     (x)  the  Exercise  Value  over (y) the aggregate current per share  market  value  of  all  the  Common Shares issuable in accordance  with subsection (ii) hereof, and (B) with respect to each  Right, make adequate provision to substitute for the

     Common  Shares  issuable  in  accordance with subsection (ii)

     hereof,  upon  payment  of the applicable Purchase Price, (1)

     cash,  (2)  a  reduction  in  the  Purchase Price, (3) equity securities  of  the  Company,  including, without limitation,

     equivalent  common shares (as defined in Section 11(a)(iii)),

     other  than  securities  which  would have  the   effect   of

     nullifying,  restricting  or  disparately  reducing  the  per share  voting  rights  of  holders of Common Shares, (4) debt securities  of  the  Company,  (5)  other  assets, or (6) any

     combination  of  the  foregoing,  in  any  event  having   an

     aggregate  value  which  the  Board  of  Directors shall have determined in good faith to be equal to the aggregate current per  share  market value of all the Common Shares issuable in accordance  with  subsection  (ii); provided, however, if the

     Company  shall  not  have  made adequate provision to deliver value  pursuant  to clause (B) above within 30 days after the first  occurrence  of a Flip-in Event, then the Company shall be  obligated  to deliver, upon the surrender for exercise of a  Right and without requiring payment of the Purchase Price,

     cash  having  an  aggregate  value equal to the excess of (x)

     the  Exercise  Value  and (y) the aggregate current per share market  value of all the Common Shares issuable in accordance with  subsection (ii) hereof.  To the extent that the Company determines  that  some  action  need be taken pursuant to the first  sentence  of  this  Section 11(a)(iv), the Company (x)

     shall provide, subject to Section 11(a)(ii) hereof, that such action  shall  apply  uniformly to all outstanding Rights and

     (y) may  suspend  the exercisability  of  the Rights, but not longer  than 90 calendar days after the first occurrence of a

     Flip-in  Event,  in  order  to decide the appropriate form of distribution  to  be made pursuant to such first sentence and to  determine  the  value  thereof.  In the event of any such suspension,  the  Company  shall  issue a public announcement stating  that  the  exercisability  of  the  Rights  has been temporarily  suspended,  as  well as a public announcement at such  time  as  the  suspension  is no longer in effect.  For

     purposes   of  this  Section  11(a)(iv),  the  value  of  the

     Common  Shares shall be the current per share market price of the  Common  Shares  (determined  pursuant  to Section (11(d)

     hereof)  on  the  date  of  the first occurrence of a Flip-in

     Event  and  the value of any equivalent common share shall be deemed to have the same value as a Common Share on such date.

     (b)  In the event  that the  Company shall  fix a record date for the issuance of rights, options or warrants to all holders  of

Common  Shares  entitling them (for a period expiring  within   45

calendar  days  after   such  record date)  to  subscribe  for  or

purchase  Common Shares  (or securities having equivalent  rights,

privileges and preferences  as the Common Shares (for purposes  of this  Section  11(b),  "equivalent common shares")) or  securities convertible into  Common Shares or equivalent common shares  at  a price  per Common Share or equivalent  common share (or  having  a conversion price per share, if a  security convertible into Common

Shares  or  equivalent  common shares) less than the  current  per share  market price of the  Common Shares (determined pursuant  to

Section 11(d) hereof) on  such record date, the Purchase Price  to

be  in  effect  after   such record date shall  be  determined  by

multiplying  the  Purchase  Price in effect immediately  prior  to such  record date by a  fraction, the numerator of which shall  be the  number of Common Shares  outstanding on such record date plus the number of Common Shares  which the aggregate offering price of the total number of Common  Shares and/or equivalent common shares so  to  be offered (and/or  the aggregate initial conversion price of the convertible securities  so to be offered) would purchase at such  current per share market  price and the denominator of which shall  be the number of Common  Shares outstanding on such  record

date   plus  the  number  of   additional  Common  Shares   and/or

equivalent  common  shares  to   be offered  for  subscription  or

purchase  (or  into  which the  convertible securities  so  to  be

offered  are  initially convertible).   In case such  subscription

price  may be paid in a consideration  part or all of which  shall be  in  a  form  other than  cash, the value of such consideration shall be as determined in good  faith by the Board of Directors of

the  Company,  whose  determination   shall  be  described  in   a

statement filed with  the Rights Agent.  Common Shares owned by or

held  for  the  account   of  the  Company  shall  not  be  deemed

outstanding  for  the   purpose of  any  such  computation.   Such

adjustment shall be  made successively whenever such a record date is  fixed; and in  the event that such rights, options or warrants are not so issued,  the Purchase Price shall be adjusted to be the

Purchase Price which  would then be in effect if such record  date had not been fixed.

     (c)  In  the event  that the  Company shall fix a record date for the  making of a  distribution to all holders of Common Shares

(including  any   such  distribution  made  in connection  with  a

consolidation or  merger in which the Company is the continuing or surviving  corporation)  of evidences of indebtedness, cash (other than a regular  periodic cash dividend), assets, stock (other than a  dividend  payable  in  Common  Shares)  or subscription rights,

options  or warrants (excluding those referred to in Section 11(b)

hereof),  the  Purchase  Price  to  be in effect after such record date  shall  be  determined  by  multiplying the Purchase Price in effect  immediately  prior  to such record date by a fraction, the numerator  of  which  shall be the  current per share market price of the  Common  Shares  (as  determined  pursuant to Section 11(d)

hereof)  on  such  record  date  or, if earlier, the date on which

Common  Shares  begin  to  trade  on an ex-dividend or when-issued basis  for  such  distribution,  less  the  fair  market value (as determined  in  good  faith  by  the  Board  of  Directors  of the

Company,  whose  determination  shall  be described in a statement filed with  the Rights  Agent)  of the portion of the evidences of indebtedness,  cash,  assets or  stock so  to be distributed or of such  subscription  rights,  options or warrants applicable to one

Common  Share,  and the denominator of which shall be such current per  share market  price of  the  Common Shares.  Such adjustments shall  be made  successively whenever such a record date is fixed;

and in  the event  that  such  distribution  is  not  so made, the

Purchase  Price  shall  again be adjusted to be the Purchase Price which  would  then  be in effect  if such record date had not been fixed.

     (d)  For  the  purpose  of  any  computation  hereunder,  the

"current  per  share  market  price"  of Common Shares on any date shall  be deemed to be the average of the daily closing prices per

share  of  such    Common    Shares   for   the   30   consecutive

Trading  Days  immediately  prior to such date; provided, however,

that  in  the event  that  the  current per share market price  of the  Common  Shares  is  determined  during a period following the

announcement  by  the  Issuer  of   such Common Shares  of  (i)  a

dividend  or distribution  on  such  Common Shares payable in such

Common  Shares  or  securities convertible into such Common Shares

(other  than the Rights)   or (ii) any subdivision, combination or

reclassification   of   such  Common  Shares,  and  prior  to  the

expiration of 30 Trading Days after the ex-dividend date  for such dividend or distribution, or the record date for such subdivision,

combination  or reclassification, then, and in each such case, the current  per share market price shall be appropriately adjusted to take  into  account ex-dividend trading or to reflect the  current per  share  market price per Common Share equivalent.  The closing price for  each day shall be the last sale price, regular way, or,

in  case  no such sale takes place on such day, the average of the closing  bid  and asked prices,  regular way, in  either  case  as reported  in  the  principal  consolidated  transaction  reporting system  with respect to securities  listed or admitted to  trading on  the New York Stock Exchange  or, if the Common Shares are  not

listed or admitted to trading  on the New York Stock Exchange,  as reported  in  the  principal  consolidated  transaction  reporting

system  with  respect  to  securities   listed  on  the  principal

national  securities  exchange  on which  the  Common  Shares  are listed  or admitted to trading  or, if the Common Shares  are  not

listed   or  admitted  to  trading   on  any  national  securities

exchange,  the last quoted  sale price or, if not so  quoted,  the average  of  the high bid and  low asked prices in  the  over-the-

counter  market, as reported by  NASDAQ or such other system  then in use, or, if on  any such date  the Common Shares are not quoted by  any  such  organization,  the average of the closing  bid  and asked prices as furnished by  a professional market maker making a market in the Common Shares  selected by the Board of Directors of the  Company.  If the Common  Shares are not publicly held or  not so  listed  or  traded, or not  the subject of available  bid  and asked  quotes,  "current per  share market price" shall  mean  the fair value per share as  determined in good faith by the Board  of

Directors  of the Company,  whose determination shall be described in a statement filed with  the Rights Agent.

     (e)  Except as set forth below, no adjustment in the Purchase

Price  shall be required  unless such adjustment would require  an increase  or  decrease  of at  least 1% in such  price;  provided,

however,  that  any  adjustments which by reason of  this  Section

11(e)  are  not required  to be made shall be carried forward  and

taken   into   account   in  any   subsequent   adjustment.    All

calculations under this  Section 11 shall be made to  the  nearest cent  or  to the nearest one  ten-thousandth of a Common Share  or other  security, as the case  may be.  Notwithstanding  the  first sentence of this Section  11(e), any adjustment required  by  this

Section  11 shall be made  no later than the earlier of (i)  three years  from  the  date  of  the transaction  which  requires  such adjustment and (ii) the Expiration Date.

     (f)  If as a result of an adjustment made pursuant to Section

11(a)  hereof, the holder of any  Right thereafter exercised shall become  entitled to receive  any securities of  the Company  other

than   Common  Shares,  thereafter   the  number  of  such   other

securities  so  receivable  upon exercise of any  Right  shall  be subject to adjustment  from time to time in a manner and on  terms

as  nearly  equivalent   as practicable  to  the  provisions  with

respect  to the Common Shares  contained in this Section  11,  and the provisions of Sections 7, 9, 10 and 13  hereof with respect to the  Common  Shares shall apply on  like terms to any  such  other securities.

     (g)  All Rights originally  issued by  the Company subsequent to  any  adjustment  made  to  the  Purchase Price hereunder shall evidence the right to  purchase,  at  the adjusted Purchase Price,

the number of Common  Shares  issuable from time to time hereunder upon exercise of  the Rights, all subject to further adjustment as provided herein.

     (h)  Unless the Company  shall have exercised its election as provided  in  Section 11(i)  hereof, upon each adjustment  of  the

Purchase  Price as a result  of the calculations made  in  Section

11(b)   and  Section  11(c)   hereof  made  with  respect   to   a

distribution   of  subscription   rights,  options   or   warrants

applicable  to Common Shares,  each Right outstanding  immediately prior  to the making of such  adjustment shall thereafter evidence the  right  to  purchase,  at the adjusted  Purchase  Price,  that number of Common Shares  (calculated to the nearest one-thousandth a  Common  Share)  obtained by (i) multiplying (x) the  number  of

Common  Shares   issuable upon exercise of  a   Right  immediately

prior  to  this  adjustment  by (y) the Purchase Price  in  effect immediately prior to such  adjustment of the Purchase  Price,  and

(ii)  dividing the product  so obtained by the Purchase  Price  in effect immediately after such  adjustment of the Purchase Price.

     (i)   The  Company may  elect, on or after the  date  of  any

adjustment of the Purchase  Price, to adjust the number of  Rights in substitution for any  adjustment in the number of Common Shares

issuable  upon  the   exercise of a Right.   Each  of  the  Rights

outstanding  after such  adjustment of the number of Rights  shall be  exercisable for the number  of Common Shares for which a Right was exercisable immediately  prior to such adjustment.  Each Right held  of record prior to such  adjustment of the number of  Rights shall become that number of Rights (calculated to the nearest one-

thousandth)  obtained by  dividing the Purchase  Price  in  effect immediately  prior  to  adjustment of the Purchase  Price  by  the

Purchase  Price  in   effect immediately after adjustment  of  the

Purchase Price.  The  Company shall make a public announcement  of

its  election  to   adjust  the number of Rights,  indicating  the

record  date for the  adjustment, and, if known at the  time,  the amount of the adjustment  to be made.  This record date may be the

date  on  which  the   Purchase  Price  is  adjusted  or  any  day

thereafter,  but,  if  the Right Certificates  have  been  issued,

shall  be  at least 10  calendar days later than the date  of  the

public  announcement.   If Right Certificates  have  been  issued,

upon  each  adjustment  of the number of Rights pursuant  to  this

Section  11(i),  the  Company shall, as promptly  as  practicable,

cause   to   be  distributed   to  holders  of  record  of   Right

Certificates  on such record  date Right Certificates  evidencing,

subject  to  the provisions  of Section 14 hereof, the  additional

Rights  to  which such  holders shall be entitled as a  result  of such adjustment, or, at  the option of the Company, shall cause to be  distributed  to  such  holders of record in  substitution  and replacement for the Right  Certificates held by such holders prior to the date of adjustment,  and upon surrender thereof if required by  the Company, new Right  Certificates evidencing all the Rights to  which  such holders shall  be entitled after such  adjustment.

Right Certificates so to be  distributed shall be issued, executed and  countersigned  in the  manner provided for  herein  (and  may bear,  at the option of the  Company, the adjusted Purchase Price)

and shall be registered in  the names of the holders of record  of

Right  Certificates on the  record date specified  in  the  public announcement.

     (j)  Irrespective of any adjustment or change in the Purchase

Price  or  the  number  or  kind  of  securities issuable upon the exercise  of  the  Rights,  the Right Certificates theretofore and thereafter issued may continue to  express  the Purchase Price and the  number  and  kind  of  securities which were expressed in the initial Right Certificates issued hereunder.

     (k)  Before  taking any action that would cause an adjustment reducing the Purchase  Price below the then par value, if any,  of the Common Shares or  other securities  issuable upon exercise  of the  Rights,  the Company  shall take any corporate  action  which may,  in  the opinion of  its counsel, be necessary or appropriate in  order  that the  Company may validly and legally  issue  fully paid and nonassessable  Common Shares or such other securities  at such adjusted Purchase Price.

     (l)  In any case in which this Section 11 shall require  that an  adjustment  in  the  Purchase  Price be made effective as of a record date  for a specified event, the Company may elect to defer until the  occurrence of such event the issuance to the holder  of any  Right  exercised  after such record date the number of Common

Shares  or other securities of the Company, if any, issuable  upon such exercise  over and above the number of Common Shares or other securities of the  Company, if any, issuable upon such exercise on

the  basis  of  the   Purchase  Price  in  effect  prior  to  such

adjustment; provided,  however, that the Company shall deliver  to such holder a due bill  or other appropriate instrument evidencing such  holder's right to  receive such additional Common Shares  or other securities upon the  occurrence of the event requiring  such adjustment.

     (m)  Notwithstanding  anything  in  this  Agreement  to   the

contrary, the Company shall be entitled to make such reductions in

the Purchase Price, in addition  to those  adjustments   expressly

required  by  this Section 11, as  and to the extent that  in  its good  faith judgment the Board of  Directors of the Company  shall determine to be advisable in order  that any (i) consolidation  or subdivision of the Common  Shares, (ii) issuance wholly  for  cash of  Common Shares at less  than the current per share market price therefor,  (iii)  issuance  wholly for cash of  Common  Shares  or

securities  which  by   their  terms  are  convertible   into   or

exchangeable  for  Common  Shares, (iv) stock  dividends,  or  (v)

issuance  of  rights,   options or warrants referred  to  in  this

Section  11,  hereafter  made by the Company  to  holders  of  its

Common Shares shall not be taxable to such stockholders.

    Section 12.    Certificate  of  Adjusted  Purchase Price  or
                    ---------------------------------------------
Number  of  Securities.   Whenever  an  adjustment  is  made   as
----------------------
provided  in Section  11 or Section 13 hereof, the Company  shall promptly (a) prepare  a certificate setting forth such adjustment

and   a  brief  statement  of   the  facts  accounting  for  such

adjustment, (b) file with the Rights Agent and with each transfer agent  for  the  Common  Shares,  a copy of such certificate, and

(c) if such adjustment is made after  the Distribution Date, mail a brief summary  of  such adjustment  to  each holder  of a Right

Certificate in  accordance with Section 25 hereof.

     Section 13.    Consolidation, Merger or Sale or Transfer  of
                    ---------------------------------------------
Assets or Earning Power.
-----------------------
     (a)  In  the  event  that,  following the Share  Acquisition

     Date, directly or indirectly:

          (i)  the Company shall consolidate with, or  merge with

     or into, any other Person and the Company  shall  not be the continuing or surviving corporation of such consolidation or merger; or

	  (ii) any Person shall consolidate with the  Company, or

     merge with or into  the Company and the Company shall be the continuing  or  surviving  corporation  of  such  merger  or

     consolidation  and,  in  connection  with   such  merger  or

     consolidation, all  or  part  of the  Common Shares shall be changed into or exchanged for stock or other  securities  of any other Person or cash or any other property; or

          (iii) the Company shall sell or otherwise transfer  (or

     one or  more  of  its  Subsidiaries  shall sell or otherwise transfer), in one or more transactions,  assets  or  earning power (including, without  limitation,  securities  creating any obligation on the part of the  Company and/or any of its

     Subsidiaries) representing in the aggregate more than 50% of

     the  assets  or  earning  power  of  the  Company   and  its

     Subsidiaries  (taken  as a whole) to any Person  or Persons,

then,  and in each  such case,  proper provision shall be made so that  (A)  each  holder of a Right (except as otherwise  provided herein)  shall  thereafter have the right to  receive,  upon  the exercise  thereof in accordance with the terms of this  Agreement at  an exercise price per Right equal to the product of the then-

current Purchase Price multiplied by the number of Common  Shares for  which a Right was exercisable immediately prior to the first

occurrence  of  a  Triggering  Event,  such  number  of   validly

authorized  and  issued,  fully paid,  nonassessable  and  freely tradeable  Common  Shares of the Issuer, free and  clear  of  any liens,  encumbrances and other adverse claims and not subject  to any  rights  of call or first refusal, as shall be equal  to  the result  obtained  by  (x) multiplying the  then-current  Purchase

Price  by  the  number  of Common Shares for  which  a  Right  is exercisable  immediately  prior to  the  first  occurrence  of  a

Triggering  Event and dividing that product by  (y)  50%  of  the current per share market price of the Common Shares of the Issuer

(determined  pursuant to Section 11(d) hereof), on  the  date  of consummation  of  such  Flip-over Event;  (B)  the  Issuer  shall thereafter  be  liable for, and shall assume, by  virtue  of  the consummation  of  such Flip-over Event, all the  obligations  and duties  of the Company pursuant to this Agreement; (C)  the  term

"Company" shall thereafter be deemed to refer to the Issuer;  and

(D)   the  Issuer  shall  take  such  steps  (including,  without limitation, the reservation of a sufficient number of its  Common

Shares  to  permit  the  exercise of all outstanding  Rights)  in connection with such consummation as may be necessary  to  assure that  the  provisions hereof shall thereafter be  applicable,  as nearly  as reasonably may be possible, in relation to its  Common

Shares thereafter deliverable upon the exercise of the Rights.

     (b)  For purposes of this Section 13, "Issuer" shall mean (i)

in the case of any Flip-over Event described in  Sections 13(a)(i)

or (ii)  above,  the  Person  that  is  the continuing, surviving,

resulting  or  acquiring Person (including  the  Company  as  the continuing or surviving corporation of a transaction described in

Section  13(a)(ii) above), and (ii) in the case of any  Flip-over

Event  described in Section 13(a)(iii) above, the Person that  is the party receiving the greatest portion of the assets or earning power  (including,  without limitation, securities  creating  any obligation  on  the  part  of  the  Company  and/or  any  of  its

Subsidiaries)   transferred  pursuant  to  such  transaction   or

transactions; provided, however, that, in any such case,  (A)  if

(1) no class of equity security of such Person is, at the time of

such   merger,   consolidation  or  transaction  and   has   been

continuously  over  the  preceding  12-month  period,  registered pursuant  to Section 12 of the Exchange Act, and (2) such  Person is  a  Subsidiary, directly or indirectly, of another  Person,  a class  of equity security of which is and has been so registered,

the  term "Issuer" shall mean such other Person; and (B) in  case such Person is a Subsidiary, directly or indirectly, of more than one  Person, a class of equity security of two or more  of  which are  and  have been so registered, the term "Issuer"  shall  mean whichever  of  such Persons is the issuer of the equity  security having the greatest aggregate market value.  Notwithstanding  the foregoing,  if  the Issuer in any of the Flip-over Events  listed above  is  not  a corporation or other entity having  outstanding equity securities, then, and in each such case, (x) if the Issuer is  directly or indirectly wholly owned by a corporation or other entity  having outstanding equity securities, then all references to  Common  Shares of the Issuer shall be deemed to be references to  the  Common Shares of the corporation or other entity  having outstanding  equity  securities  which  ultimately  controls  the

Issuer,  and (y) if there is no such corporation or other  entity having outstanding equity securities, (I) proper provision  shall be  made  so  that  the  Issuer shall create  or  otherwise  make

available  for  purposes  of  the  exercise  of  the  Rights   in

accordance with the terms of this Agreement, a kind or  kinds  of security or securities having a fair market value at least  equal to the economic value of the Common Shares which each holder of a

Right would have been entitled to receive if the Issuer had  been

a   corporation   or  other  entity  having  outstanding   equity

securities; and (II) all other provisions of this Agreement shall apply to the Issuer of such securities as if such securities were

Common Shares.

     (c)  The Company  shall not  consummate any Flip-over Event,

unless the  Issuer  shall have a sufficient number of  authorized

Common  Shares  (or other  securities as  contemplated in Section

13(b) above) which have not been issued or reserved for  issuance to permit the exercise in  full of the Rights in  accordance with this Section 13 and unless prior to such consummation the Company and  the Issuer shall have executed and  delivered to the  Rights

Agent a supplemental agreement providing for the terms set  forth in  subsections  (a) and  (b) of  this  Section  13  and  further providing that as promptly as practicable  after the consummation of any Flip-over Event, the Issuer shall:

          (i)  prepare and file a  registration  statement  under

     the  Securities  Act,  with  respect  to the Rights and  the securities  issuable  upon  exercise  of  the  Rights  on an appropriate form, and shall use its  best  efforts  to cause such  registration statement to (A) become effective as soon as practicable after  such  filing and (B) remain  effective

     (with a prospectus at all times meeting the  requirements of the Securities Act) until the Expiration Date;

          (ii) take all such action as may be appropriate  under,

     or to ensure compliance  with,  the securities or "blue sky"

     laws  of  the   various  states  in  connection   with   the

     exercisability of the Rights; and

          (iii) deliver  to  holders  of  the  Rights  historical

     financial   statements  for  the  Issuer  and  each  of  its

     Affiliates  which  comply    in all    respects    with  the

     requirements for  registration on Form 10 under the Exchange

     Act.

     (d)  The provisions of this Section 13 shall similarly apply

to   successive  mergers  or  consolidations  or  sales or  other transfers.  In  the event  that a Flip-over  Event occurs at  any time  after  the  occurrence  of  a  Flip-in  Event,  the  Rights which have not theretofore been exercised shall thereafter become exercisable only in the manner described in Section 13(a) hereof.

     Section 14.    Fractional Rights and Fractional Securities.
                    -------------------------------------------
     (a)  The Company shall not be required to issue fractions of

Rights   or  to  distribute  Right  Certificates  which  evidence

fractional  Rights.   In  lieu  of such  fractional  Rights,  the

Company  shall  pay as promptly as practicable to the  registered holders  of  the  Right Certificates with regard  to  which  such fractional Rights otherwise would be issuable, an amount in  cash equal to the same fraction of the current market value of a whole

Right.   For  the  purposes of this Section  14(a),  the  current

market  value of a whole Right shall be the closing price of  the

Rights for the Trading Day immediately prior to the date on which

such  fractional Rights otherwise would have been issuable.   The

closing  price for any day shall be the last sale price,  regular way,  or,  in  case  no such sale takes place on  such  day,  the average  of  the  closing bid and asked prices, regular  way,  in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are  not

listed or admitted to  trading on the New York Stock Exchange, as reported  in  the  principal consolidated  transaction  reporting system  with  respect  to  securities  listed  on  the  principal national  securities exchange on which the Rights are  listed  or admitted  to trading or, if the Rights are not listed or admitted to  trading on any national securities exchange, the last  quoted sale price or, if not so quoted, the average of the high bid  and low  asked prices in the over-the-counter market, as reported  by

NASDAQ  or such other system then in use or, if on any such  date the  Rights are not quoted by any such organization, the  average

of   the  closing  bid  and  asked  prices  as  furnished  by   a

professional market maker making a market in the Rights  selected by the Board of Directors of the Company.  If on any such date no such market maker is making a market in the Rights the fair value of  the  Rights on such date as determined in good faith  by  the

Board of Directors of the Company shall be used.

     (b)  The Company shall not be required to issue fractions of

Common  Shares  or  other securities issuable  upon  exercise  or exchange  of  the  Rights  or  to distribute  certificates  which evidence any such fractional securities.  In lieu of issuing  any such fractional securities, the Company may pay to any Person  to whom  or  which  such  fractional securities would  otherwise  be issuable  an  amount in cash equal to the same  fraction  of  the current market value of one such security.  For purposes of  this

Section  14(b),  the current market value of a  Common  Share  or other  security issuable upon the exercise or exchange of  Rights shall  be  the closing price thereof (as determined in  the  same manner  as set forth for Common Shares in the second sentence  of

Section  11(d) hereof) for the Trading Day immediately  prior  to the date of such exercise or exchange; provided, however, that if neither  the  Common  Shares nor any such  other  securities  are publicly  held or listed or admitted to trading on  any  national securities  exchange, or the subject of available bid  and  asked quotes,  the  current market value of one Common  Share  or  such other security shall be determined in good faith by the Board  of

Directors of the Company.

     Section 15.    Rights of Action.  All rights  of  action  in
                    ----------------
respect of this Agreement, excepting the rights of  action  given to  the Rights  Agent  under  Section  18  hereof, are vested  in the respective registered holders of the Right Certificates (and,

prior  to  the Distribution Date, the registered holders  of  the

Common   Shares);  and  any  registered  holder  of   any   Right

Certificate (and, prior to the Distribution Date, of  the  Common

Shares), without the consent of the Rights Agent or of the holder of  any  other  Right Certificate (and, prior to the Distribution

Date,  of the holder of any Common Shares), may in his own behalf and  for  his own benefit enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise  act  in respect of, his right to exercise  the  Rights evidenced  by such Right  Certificate or Common Share certificate in  the  manner provided in such Right Certificate  and  in  this

Agreement.   Without  limiting  the  foregoing  or  any  remedies

available   to   the  holders  of  Rights,  it  is   specifically

acknowledged   that   the  registered  holders   of   the   Right

Certificates (and, prior to the Distribution Date, the registered holders  of the Common Shares) would not have an adequate  remedy at  law for any breach of this Agreement and shall be entitled to specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations of  the obligations of any Person subject to this Agreement.

     Section 16.    Agreement of Rights Holders.  Every holder of
                    ---------------------------
a Right by  accepting  the  same  consents  and  agrees  with the

Company  and the Rights  Agent and  with every other holder  of a

Right that:

     (a)   Prior  to the Distribution Date, the Rights  shall  be

transferable only in connection with the transfer of  the  Common

Shares;

     (b)  After the Distribution Date, the Right Certificates are

transferable  only on the registry books of the Rights  Agent  if

surrendered   at  the  principal  office  of  the  Rights   Agent

designated  for such purpose, duly endorsed or accompanied  by  a proper instrument of transfer;

     (c)  The Company and the Rights Agent may deem and treat the person  in  whose name the Right Certificate (or,  prior  to  the

Distribution  Date, the associated Common Share  certificate)  is registered  as  the  absolute owner thereof  and  of  the  Rights evidenced thereby (notwithstanding any notations of ownership  or writing  on the Right Certificate or the associated Common  Share certificate made by anyone other than the Company or  the  Rights

Agent)  for all purposes whatsoever, and neither the Company  nor the Rights Agent shall be affected by any notice to the contrary;

     (d)  Such holder expressly  waives  any right to receive any fractional Rights and any fractional securities upon  exercise or exchange of a Right, except as otherwise provided  in Section  14 hereof.

     (e)  Notwithstanding  anything  in  this  Agreement  to  the contrary, neither the Company nor the Rights Agent shall have any liability to  any  holder  of a Right or other Person as a result of  its inability  to perform any of its obligations  under  this

Agreement by  reason  of any preliminary or permanent  injunction

or other order, decree or ruling issued by a court of   competent

jurisdiction  or by a governmental, regulatory or  administrative agency  or  commission,  or  any  statute,  rule,  regulation  or executive  order  promulgated  or  enacted  by  any  governmental authority,  prohibiting or otherwise restraining  performance  of such  obligation; provided, however, that the Company  shall  use its  best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

     Section 17. Right Certificate Holder Not Deemed a Stockholder.

No holder, as such, of any Right Certificate shall be entitled to vote,  receive dividends or be deemed for any purpose the  holder of the Common Shares or any other securities of the Company which may  at  any  time be issuable upon the exercise  of  the  Rights represented  thereby, nor shall anything contained herein  or  in any  Right Certificate be construed to confer upon the holder  of

any  Right  Certificate,  as  such,  any  of  the  rights  of   a

stockholder of the Company or any right to vote for the  election of  Directors or upon any matter submitted to stockholders at any meeting  thereof, or to give or withhold consent to any corporate action,  or  to  receive  notice of  meetings  or  other  actions affecting stockholders (except as provided in Section 24 hereof),

or  to  receive  dividends or subscription rights, or  otherwise,

until  the  Right  or Rights evidenced by such Right  Certificate shall  have  been exercised in accordance with the provisions  of this Agreement or exchanged pursuant to the provisions of Section

27 hereof.

     Section 18.    Concerning the Rights Agent.
                    ---------------------------
     (a)  The  Company  agrees   to   pay to  the  Rights   Agent

reasonable compensation for all services rendered by it hereunder and, from  time  to time,  on  demand of  the  Rights  Agent, its reasonable  expenses  and  counsel fees and  other  disbursements incurred  in the administration and  execution  of this Agreement and  the  exercise and performance  of its duties hereunder.  The

Company  also  agrees  to  indemnify  the  Rights Agent  and  its affiliates and  each  of their directors, officers, employees and agents (collectively, the "Indemnified Parties") for, and to hold it harmless against, any  damage, loss, liability,  suit, action,

proceeding,  cost  or expense, incurred without gross negligence,

bad faith or  willful misconduct  on the part  of the Indemnified

Parties, for  anything done or omitted by the Indemnified Parties in  connection with the acceptance  and  administration  of  this

Agreement,  including the costs and expenses of defending against

any claim or demand  of liability   arising  therefrom,  directly

or indirectly. The provisions of this Section 18(a) shall survive the expiration  of the Rights and termination of this Agreement.

     (b)  The Rights Agent and its Affiliates shall  be protected and  shall incur  no liability  for or in  respect of  any action

taken,  suffered   or  omitted  by it  in  connection  with   its

administration  of  this  Agreement  in  reliance  upon any Right

Certificate  or  certificate  evidencing  Common Shares  or other securities  of the Company, instrument of assignment or transfer,

power  of  attorney,   endorsement,  affidavit,  letter,  notice,

direction,   consent, certificate, statement, or  other  paper or

document believed by it to  be genuine and to be signed, executed and, where  necessary, verified  or  acknowledged,  by the proper

Person or Persons.

     Section 19.    Merger or Consolidation or Change of Name  of
                    ---------------------------------------------
Rights Agent.
------------
     (a)  Any  corporation  into  which  the  Rights Agent or any successor Rights  Agent may be merged or with  which  it  may  be consolidated, or  any corporation resulting  from  any  merger or consolidation to which the Rights Agent or any  successor  Rights

Agent shall  be  a party,  or  any  corporation succeeding to the corporate  trust business of the Rights  Agent  or  any successor

Rights Agent, shall  be the successor to  the  Rights Agent under this Agreement without the  execution  or  filing of any paper or any  further act  on  the  part of  any  of  the  parties hereto,

provided that such corporation would  be eligible for appointment as a successor  Rights  Agent under  the provisions of Section 21 hereof.  In case at the  time such  successor  Rights Agent shall succeed to the agency created by this Agreement, any of the Right

Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights  Agent and deliver such Right  Certificates so countersigned;  and  in  case at  that  time  any  of  the  Right

Certificates shall  not  have  been countersigned,  any successor

Rights Agent may  countersign  such Right  Certificates either in the name of the  predecessor  Rights Agent  or in the name of the

successor  Rights  Agent;  and   in  all such  cases  such  Right

Certificates  shall have  the  full  force  provided in the Right

Certificates and in this Agreement.

     (b)  In case at any time the name of the Rights Agent  shall be  changed  and at such time any of the Right Certificates shall have been  countersigned but  not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right

Certificates so countersigned; and in case at that  time  any  of the  Right  Certificates shall not have been  countersigned,  the

Rights  Agent may countersign such Right Certificates  either  in its prior name or in its changed name; and in all such cases such

Right  Certificates  shall have the full force  provided  in  the

Right Certificates and in this Agreement.

     (c)  Limits on Damages.  Notwithstanding  anything  in  this

Agreement to the contrary, in no event shall the Rights  Agent be liable for special, indirect or consequential loss or  damage  of any kind whatsoever (including but not limited to lost  profits),

even if the Rights Agent has  been advised of the  likelihood  of such loss or damage and regardless of the form of the action.

     Section  20.     Duties of Rights Agent.  The  Rights  Agent
                      ----------------------
undertakes  the duties and obligations imposed by this  Agreement upon  the  following terms and conditions, by all  of  which  the

Company   and  the  holders  of  Right  Certificates,  by   their

acceptance thereof, shall be bound:

     (a)  The Rights Agent  may  consult with legal  counsel (who may be legal counsel  for  the Company), and  the opinion of such counsel shall  be full and complete authorization  and protection to  the Rights Agent as to any action taken or omitted by  it  in good faith and in accordance with such opinion.

     (b) Whenever in the  performance of  its  duties  under this

Agreement the  Rights Agent shall  deem it necessary or desirable that any fact or matter  be proved or  established by the Company prior to  taking or suffering any action hereunder,  such fact or matter  (unless  other  evidence in  respect  thereof  be  herein specifically prescribed) may be deemed  to be conclusively proved and  established by  a certificate  signed  by  any  one  of  the

Chairman of the Board, the  President or  any  Vice  President of

the  Company  and  delivered  to  the  Rights  Agent;  and   such

certificate shall be full  authorization to the  Rights Agent for

any action taken or suffered  in good  faith  by  it  under   the

provisions  of  this Agreement in reliance upon such certificate.

     (c)  The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

     (d)  The Rights Agent shall not be liable for or  by  reason of  any  of  the statements of fact or recitals contained in this

Agreement   or    in   the   Right  Certificates    (except   its

countersignature  thereof)  or  be  required  to verify the same,

but all  such statements and recitals are and shall  be deemed to have been made by the Company only.

     (e)  The Rights Agent shall not be under any  responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof  by the  Rights Agent) or in respect of the validity or execution  of any  Right Certificate (except its countersignature thereof); nor shall  it  be  responsible for any breach by the Company  of  any covenant or condition contained in this Agreement or in any Right

Certificate;  nor  shall  it be responsible  for  any  adjustment required under the provisions of Section 11 or Section 13  hereof

(including any adjustment which results in Rights becoming  void)

or  responsible  for  the manner, method or amount  of  any  such adjustment  or  the ascertaining of the existence of  facts  that would  require  any such adjustment (except with respect  to  the exercise  of Rights evidenced by Right Certificates after  actual notice  of  any  such  adjustment);  nor  shall  it  by  any  act hereunder be deemed to make any representation or warranty as  to the  authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or  any  Right

Certificate  or  as  to  whether any shares  of  stock  or  other securities  will, when issued, be validly authorized and  issued,

fully paid and nonassessable.

     (f)  The  Company  agrees  that it  will  perform,  execute,

acknowledge  and  deliver  or  ause  to  be performed,  executed,

acknowledged and delivered  all  such  further  and  other  acts,

instruments and assurances as may reasonably be  required by  the

Rights Agent for the  carrying  out  or performing  by the Rights

Agent of the provisions of this Agreement.

     (g)  The Rights Agent is hereby authorized and  directed  to accept  instructions  with  respect  to the  performance  of  its duties hereunder  from  any one of  the Chairman  of  the  Board,

the President or any Vice President of the Company, and to  apply to such officers for advice or  instructions in  connection  with its duties,  and  it  shall not be liable for  any  action  taken or suffered to be taken by it in good faith  in  accordance  with instructions of any such officer.

     (h)  The Rights Agent and any stockholder, director, officer or employee of the  Rights Agent may buy, sell or deal in any  of

the  Rights  or   other  securities  of  the  Company  or  become

pecuniarily interested  in  any  transaction in which the Company may  be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights

Agent  under  this Agreement.  Nothing herein shall preclude  the

Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (i)  The Rights Agent may execute  and exercise any  of  the

rights  or  powers   hereby  vested  in  it or perform  any  duty

hereunder either itself or by or through its attorneys or agents,

and  the  Rights Agent shall not be answerable or accountable for any  act, default, neglect or misconduct of any such attorneys or agents or for any  loss  to  the Company  resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.  The

Rights Agent shall  not  be  under  any  duty  or  responsibility to  insure  compliance  with  any  applicable  federal  or  state securities  laws  in  connection  with  the issuance, transfer or exchange  of  Right Certificates.

     (j)  If, with respect to any Right  Certificate  surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, the certificate attached  to the form of  assignment or form of  election to purchase, as the  case may be, has either not  been  completed  or  indicates  an  affirmative  response to clause 1 or 2  thereof,  the  Rights  Agent shall  not  take  any

further  action  with   respect   to   such  requested  exercise,

transfer,  split  up,  combination  or  exchange,  without  first consulting  with  the Company.

     Section 21. Change of Rights Agent.  The Rights Agent or any
                 ----------------------
successor  Rights  Agent may resign and be  discharged  from  its duties  under  this Agreement upon 30 calendar  days'  notice  in writing mailed to the Company and to each transfer agent  of  the

Common Shares by registered or certified mail, and to the holders of  the Right Certificates by first-class mail.  The Company  may remove  the  Rights Agent or any successor Rights Agent  upon  30 calendar  days' notice in writing, mailed to the Rights Agent  or successor Rights Agent, as the case may be, and to each  transfer agent  of the Common Shares by registered or certified mail,  and to the holders of the Right Certificates by first-class mail.  If the  Rights  Agent shall resign or be removed or shall  otherwise become incapable of acting, the Company shall appoint a successor to  the  Rights Agent.  If the Company shall fail  to  make  such appointment  within  a period of 30 calendar  days  after  giving notice  of such removal or after it has been notified in  writing

of   such   resignation  or  incapacity  by  the   resigning   or

incapacitated  Rights  Agent  or  by  the  holder  of   a   Right

Certificate  (who  shall,  with such  notice,  submit  his  Right

Certificate  for inspection by the Company), then the  registered holder  of  any  Right  Certificate may apply  to  any  court  of competent jurisdiction for the appointment of a new Rights Agent.

Any  successor Rights Agent, whether appointed by the Company  or by  such  a  court,  shall be a corporation organized  and  doing business under the laws of the United States or of the States  of

Alabama,  New  York  or Illinois (or of any other  state  of  the

United  States  so long as such corporation is authorized  to  do business  as a banking institution in the States of Alabama,  New

York or Illinois), in good standing, having a principal office in the  States of Alabama, New York or Illinois, which is authorized under  such laws to exercise corporate trust, fiduciary or  stock services  powers and is subject to supervision or examination  by federal  or  state authority and which has at  the  time  of  its appointment as Rights Agent a combined capital and surplus of  at least $10 million.  After appointment, the successor Rights Agent shall  be  vested  with  the  same  powers,  rights,  duties  and responsibilities  as if it had been originally  named  as  Rights

Agent  without  further act or deed; but the  predecessor  Rights

Agent  shall  deliver and transfer to the successor Rights  Agent any  property at the time held by it hereunder, and  execute  and deliver  any further assurance, conveyance, act or deed necessary for  the purpose.  Not later than the effective date of any  such appointment,  the  Company shall file notice thereof  in  writing with the predecessor Rights Agent and each transfer agent of  the

Common  Shares,  and  mail a notice thereof  in  writing  to  the registered  holders of the Right Certificates.  Failure  to  give any  notice  provided  for in this Section 21,  however,  or  any defect therein, shall not affect the legality or validity of  the resignation or removal of the Rights Agent or the appointment  of the successor Rights Agent, as the case may be.

    Section 22. Issuance of New Right Certificates.
                ----------------------------------
Notwithstanding any of the provisions of this Agreement or of the

Rights to the contrary, the Company may, at its option, issue new

Right  Certificates  evidencing  Rights  in  such  form as may be approved by its Board of Directors  to reflect  any adjustment or change in the Purchase Price per share and  the number or kind of securities issuable or  property purchasable upon exercise of the

Rights made in  accordance with the provisions of this Agreement.

In  addition, in  connection  with the  issuance or sale  by  the

Company of  Common Shares  following the  Distribution  Date  and prior to the Expiration Date, the Company (a) shall, with respect to Common Shares  so issued  or  sold pursuant to the exercise or conversion of securities  issued  prior to the  Distribution Date which are exercisable for, or  convertible  into,  Common Shares,

and (b) may, in any  other case, if deemed necessary, appropriate

or desirable by the Board of  Directors of  the   Company,  issue

Right Certificates representing an equivalent number of Rights as would have been issued in respect  of such  Common Shares if they had  been  issued  or  sold prior  to the  Distribution  Date, as appropriately adjusted as provided herein as if they had  been so issued or  sold;  provided,  however,  that  (i)  no  such  Right

Certificate shall be issued if,  and to the extent  that, in  its good faith judgment the Board of Directors of  the  Company shall have determined that the issuance of such Right Certificate could have a  material adverse tax consequence to the Company or to the

Person to whom or which such Right Certificate otherwise would be issued, and (ii) no such  Right Certificate  shall  be issued if,

and to the extent that,  appropriate  adjustment otherwise  shall have been made in lieu of the issuance thereof.

     Section 23.    Redemption.
                    ----------
     (a)  The Board  of Directors  of  the  Company  may, at  its

option, at anytime prior to the earlier of  (i) the  Distribution

Date or (ii) the Final Expiration Date, redeem all, but  not less than all, of the then outstanding Rights at the Redemption Price.

The redemption of the Rights by the Board may be  made  effective at such time, on such basis  and  with  such  conditions  as  the

Board, in its sole discretion, may establish.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the  Rights,  and  without any further action and without any notice, the right  to exercise the Rights shall terminate and the only right thereafter  of  the holders  of  Rights  shall be to receive  the  Redemption  Price.

Promptly after the action of its Board of Directors ordering  the redemption  of  the  Rights, the Company shall publicly  announce such  action, and within 10 calendar days thereafter, the Company shall  give notice of such redemption to the holders of the then-

outstanding Rights by mailing such notice to all such holders  at their  last addresses as they appear upon the registry  books  of the  Company; provided, however, that the failure to give, or any defect  in, any such notice shall not affect the validity of  the

redemption   of  the Rights.  Any notice which is mailed  in  the

manner herein provided shall be deemed given, whether or not  the holder  receives the notice.  The notice of redemption mailed  to the holders of Rights shall state the method by which the payment of  the  Redemption Price will be made.  The Company may, at  its option,  pay  the Redemption Price in cash, Common Shares  (based upon  the  current  per share market price of the  Common  Shares

(determined  pursuant to Section 11(d) hereof)  at  the  time  of redemption) or any other form of consideration deemed appropriate by  the  Board of Directors of the Company (based upon  the  fair market value of such other consideration, determined by the Board of  Directors  of  the Company in good faith) or any  combination thereof.

     Section 24.    Notice of Certain Events.
                    ------------------------
     (a)  In case, after the Distribution Date, the Company shall propose (i) to pay any dividend payable in stock of any class  to the holders of Common Shares or to make any other distribution to the  holders of Common Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of Common Shares  rights,

options  or  warrants  to  subscribe  for  or  to  purchase   any

additional Common Shares or shares of stock of any class  or  any

other  securities,  rights  or  options,  (iii)  to  effect   any

reclassification   of   its   Common   Shares   (other   than   a

reclassification  involving only the subdivision  of  outstanding

Common  Shares), (iv) to effect any consolidation or merger  into or  with,  or to effect any sale or other transfer (or to  permit one  or  more  of its Subsidiaries to effect any  sale  or  other transfer),  in  one  or more transactions, of assets  or  earning power  (including,  without limitation, securities  creating  any obligation  on  the  part  of  the  Company  and/or  any  of  its

Subsidiaries)  representing  more than  50%  of  the  assets  and earning  power of the Company and its Subsidiaries,  taken  as  a whole,  to  any  other Person or Persons, or (v)  to  effect  the liquidation, dissolution or winding up of the Company,  then,  in each  such case, the Company shall give to each holder of a Right

Certificate, in accordance with Section 25 hereof,  a  notice  of such proposed action, which shall specify the record date for the

purposes  of  such stock dividend, distribution or   offering  of

rights,   options  or  warrants,  or  the  date  on  which   such

reclassification,   consolidation,   merger,   sale,    transfer,

liquidation, dissolution, or winding up is to take place and  the date  of  participation  therein by the  holders  of  the  Common

Shares, if any such date is to be fixed, and such notice shall be so given, in the case of any action covered by clause (i) or (ii)

above,  at  least 10 calendar days prior to the record  date  for determining  holders of the Common Shares for  purposes  of  such action,  and, in the case of any such other action, at  least  10 calendar  days  prior to the date of the taking of such  proposed action or the date of participation therein by the holders of the

Common Shares, whichever shall be the earlier.

     (b)  In case any Triggering Event shall occur, then, in  any such case, the Company shall as soon  as  practicable  thereafter give to the Rights Agent and each holder of a  Right Certificate,

in accordance with Section 25 hereof, a notice of the  occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights.

     Section 25.    Notices.
                    -------
     (a)  Notices or demands authorized by this Agreement  to  be given or made by the Rights Agent or by the holder of  any  Right

Certificate to or on the Company shall be sufficiently  given  or made  if  sent  by  first-class mail, postage prepaid,  addressed

(until another address is filed in writing with the Rights Agent)

as follows:

     Intergraph Corporation
     One Madison Industrial Park IW2000
     Huntsville, AL  35894-0001
     Attention:  Larry J. Laster

     (b)  Subject to the provisions of  Section  21  hereof,  any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if  sent  by first-class  mail,  postage  prepaid,  addressed  (until  another address  is  filed in  writing  with  the  Company)  as  follows:

     Computershare Investor Services, LLC
     2 North LaSalle Street
     Chicago, IL  60602
     Attention:  Keith Bradley

     (c)  Notices or demands authorized by this  Agreement to  be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior the Distribution Date, to the holder  of  any  certificate evidencing Common Shares)  shall  be sufficiently  given or made if sent by first-class mail,  postage prepaid,  addressed to such holder at the address of such  holder as shown on the registry books of the Company.

     Section  26.     Supplements and Amendments.  Prior  to  the
                      --------------------------
Distribution  Date  and  subject to the  last  sentence  of  this

Section 26, if the Company so directs, the Company and the Rights

Agent may from time to time supplement or amend any provision  of

this   Agreement   without  the  approval  of  any   holders   of

certificates  representing Common Shares.   From  and  after  the

Distribution  Date  and  subject to the  last  sentence  of  this

Section  26,  the Company and the Rights Agent may supplement  or

amend  this  Agreement without the approval of  any   holders  of

Right  Certificates in order (i) to cure any ambiguity,  (ii)  to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii)

to  shorten  or lengthen any time period hereunder,  or  (iv)  to supplement or amend the provisions hereunder in any manner  which the  Company  may deem desirable, including, without  limitation,

the  addition of other events requiring adjustment to the  Rights under  Sections  11 or 13 hereof or procedures  relating  to  the redemption  of  the Rights, which supplement or  amendment  shall not,  in  the good faith determination of the Board of Directors,

adversely   affect  the  interests  of  the  holders   of   Right

Certificates  (other than an Acquiring Person or an Affiliate  or

Associate  of  an  Acquiring Person).  Upon  the  delivery  of  a certificate from an officer of the Company which states that  the proposed supplement or amendment is in compliance with the  terms of  this Section 26 and certification that the Board of Directors has  approved the supplement or amendment, the Rights Agent shall execute such supplement or amendment; provided, however, that the failure or refusal of the Rights Agent to execute such supplement or  amendment shall not affect the validity of any supplement  or amendment adopted by the Company, any of which shall be effective in  accordance with the terms thereof.  Notwithstanding  anything in  this  Agreement to the contrary, no supplement  or  amendment shall be made which decreases the stated Redemption Price or  the period of time remaining until the Final Expiration Date or which modifies  a  time  period  relating to when  the  Rights  may  be redeemed  at  such  time as the Rights are not  then  redeemable.

Further,  notwithstanding  anything  in  this  Agreement  to  the contrary, no supplement or amendment that changes the rights  and duties of the Rights Agent under this Agreement will be effective against the Rights Agent without the execution of such supplement or amendment by the Rights Agent.

     Section 27.    Exchange.
                    --------
     (a)  The  Board of  Directors of the  Company  may,  at  its

option, at any time after the later of the Distribution Date  and the first occurrence of a Triggering Event, exchange all or  part of the then-outstanding and exercisable Rights (which  shall  not include Rights that have become void pursuant to  the  provisions

of Section 11(a)(ii) hereof) for Common Shares  at  an   exchange

ratio of  one Common Share per Right, appropriately  adjusted  to reflect any  stock split, stock dividend or  similar  transaction occurring  after  the  date  hereof (such  exchange  ratio  being

hereinafter    referred    to    as    the  "Exchange    Ratio").

Notwithstanding the foregoing, the Board of Directors  shall  not be empowered to effect such exchange at any time after any Person

(other than the Company,  any  Subsidiary  of  the  Company,  any employee benefit plan of the  Company  or any such Subsidiary, or any Person holding Common Shares for or pursuant to the terms  of any such  plan  or for the purpose  of  funding any such plan  or funding other employee benefits for employees of the  Company  or of any Subsidiary), who or which, together  with  all  Affiliates and Associates of such Person, becomes the  Beneficial  Owner  of

50% or more of the Common Shares then outstanding.

     (b) Immediately upon the action of the Board of Directors of the Company ordering  the  exchange  of  any  Rights pursuant  to

Section 27(a) hereof, and without any further action  and without any notice, the right to exercise such Rights shall terminate and the only  right with respect  to  such  Rights thereafter  of the holder of such Rights shall be to receive that  number  of Common

Shares equal to the number of such Rights  held  by  such  holder multiplied by the Exchange Ratio.  Promptly after the  action  of the Board of Directors of the  Company ordering  the  exchange of any  Rights pursuant to Section 27(a) hereof, the  Company  shall publicly announce  such  action,  and  within  10  calendar  days thereafter shall  give notice of any such exchange to all of  the holders  of such  Rights at their last addresses as  they  appear upon  the registry  books of the Rights Agent; provided, however,

that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  Any notice which is mailed in the manner herein provided shall be deemed given,  whether  or not the holder receives the notice.  Each such notice of exchange shall state the method by which the exchange of the Common Shares for Rights  will  be  effected and, in the event  of any  partial

exchange,  the  number of Rights which will  be  exchanged.   Any

partial  exchange shall be effected pro rata based on the  number of  Rights (other than Rights which have become void pursuant  to the  provisions of Section 11(a)(ii) hereof) held by each  holder of Rights.

     (c) In any  exchange  pursuant   to  this  Section  27,  the

Company, at its  option, may substitute  for   any  Common  Share

exchangeable for a  Right, (i) equivalent common shares  (as such term is used in Section 11(a)(iii) hereof), (ii) cash, (iii) debt

securities  of the  Company,  (iv) other   assets,   or  (v)  any

combination  of   the foregoing, in any event having an aggregate

value which the Board of  Directors of the  Company   shall  have

determined in good  faith to  be  equal to the  current per share market price of one Common Share (determined pursuant  to Section

11(d) hereof)  on the Trading  Day immediately preceding the date of exchange  pursuant to this Section 27.

     Section 28. Successors; Certain Covenants. All the covenants
                 -----------------------------
and  provisions  of this Agreement by or for the benefit  of  the

Company  or the Rights Agent shall bind and inure to the  benefit of their respective successors and assigns hereunder.

     Section 29.    Benefits of this Agreement.   Nothing in this
                    --------------------------
Agreement shall be construed to give to any Person other than the

Company, the Rights Agent and the registered holders of the Right

Certificates (and, prior to the Distribution Date, the registered

holders of the Common Shares)  any  legal  or   equitable  right,

remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit  of  the  Company, the  Rights

Agent and the registered holders of the  Right Certificates (and,

prior to the Distribution Date,  the  registered  holders  of the

Common Shares).

     Section 30.  Severability. If any term, provision,  covenant
                  ------------
or restriction of this Agreement  is held by a court of competent

jurisdiction  or  other   authority   to   be  invalid,  void  or

unenforceable, the remainder of the terms,  provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or  invalidated.

     Section 31.  Governing Law.  This Agreement and each   Right
                  -------------
Certificate issued hereunder shall   be deemed to  be a  contract

made under the internal substantive laws of the State of Delaware

and for all purposes shall be governed   by   and   construed  in

accordance with the internal   substantive laws of   such   State

applicable to contracts to be made and  performed entirely within such State.

     Section 32. Counterparts.  This Agreement may be executed in
                 ------------
any number of counterparts and each of such   counterparts  shall

for all purposes be  deemed  to  be  an original,  and  all  such counterparts shall  together  constitute  but one  and  the  same instrument.

     Section 33. Descriptive Headings.  Descriptive  headings  of
                 --------------------
the several Sections  of  this   Agreement   are   inserted   for

convenience only and shall not control or affect  the  meaning or construction of any of the provisions hereof.

      IN  WITNESS  WHEREOF, the parties hereto have  caused  this

Agreement  to  be  duly  executed and their respective  corporate seals to be hereunto affixed and attested, all as of the day  and year first above written.


[SEAL]

Attest:                      INTERGRAPH CORPORATION


By: March 5, 2002            By:/s/ Larry J. Laster
   ----------------             ---------------------------------
                             Title: Director, Excutive Vice
                                   ------------------------------
                                   President, and Chief Financial
                                   ------------------------------
                                   Officer
                                   ------------------------------
Secretary


[SEAL]

Attest:                      COMPUTERSHARE INVESTOR SERVICES, LLC


By: March 5, 2002            By:/s/ Dennis M. Sneyers
   ----------------             ---------------------------------
                             Title: Relationship Manager
                                   ------------------------------









                                                        Exhibit A
                                                        ---------

                    Form of Right Certificate

Certificate No. R-

                                                           Rights
                                           ----------------


          NOT EXERCISABLE AFTER MARCH 5, 2012  OR
          EARLIER  IF  REDEEMED.  THE RIGHTS  ARE
          SUBJECT TO REDEMPTION AT THE OPTION  OF
          THE  COMPANY, AT $0.01 PER RIGHT ON THE
          TERMS  SET  FORTH  IN THE  AMENDED  AND
          RESTATED   RIGHTS   AGREEMENT.    UNDER
          CERTAIN CIRCUMSTANCES SPECIFIED IN  THE
          AMENDED  AND RESTATED RIGHTS AGREEMENT,
          RIGHTS   BENEFICIALLY   OWNED   BY   AN
          ACQUIRING PERSON OR AN AFFILIATE OR  AN
          ASSOCIATE  OF AN ACQUIRING  PERSON  (AS
          SUCH  TERMS ARE DEFINED IN THE  AMENDED
          AND   RESTATED  RIGHTS  AGREEMENT)  MAY
          BECOME NULL AND VOID.


                        Right Certificate

                     Intergraph Corporation


      This  certifies  that  ------------------,  or  registered assigns,  is  the registered owner of the number  of  Rights  set forth above, each of which entitles the owner thereof, subject to the  terms, provisions and conditions of the Amended and Restated

Rights  Agreement, dated March 5, 2002 (the "Rights  Agreement"),

between  Intergraph  Corporation,  a  Delaware  corporation  (the

"Company"), and Computershare Investor Services, LLC, a  Delaware

limited liability company (the "Rights Agent"), to purchase  from the Company at any time after the Distribution Date (as such term is  defined  in  the  Rights Agreement) and prior  to  5:00  P.M.

(Chicago  time)  on  March  5, 2012 at the  principal  office  or offices  of  the  Rights Agent designated for such  purpose,  one fully  paid  nonassessable share of Common Stock, par value  $.10 per  share  (the "Common Shares"), of the Company, at a  purchase price  of  $65.00 per Common Share (the "Purchase  Price"),  upon presentation  and  surrender of this Right Certificate  with  the

Form  of  Election  to  Purchase  and  related  Certificate  duly executed.  If this Right Certificate shall be exercised in  part,

the  holder  shall  be entitled to receive upon surrender  hereof another Right Certificate or Right Certificates for the number of whole  Rights  not exercised.  The number of Rights evidenced  by this Right Certificate (and the number of Common Shares which may be  purchased  upon exercise thereof) set forth  above,  and  the

Purchase Price set forth above, are the number and Purchase Price as  of March 5, 2002 based on the Common Shares as constituted at such date.

      As provided in the Rights Agreement, the Purchase Price and the  number and kind of securities issuable upon the exercise  of the  Rights  evidenced by this Right Certificate are  subject  to adjustment upon the happening of certain events.

      This  Right  Certificate is subject to all  of  the  terms,

provisions  and conditions of the Rights Agreement, which  terms,

provisions  and  conditions  are hereby  incorporated  herein  by reference  and  made  part hereof and to which  Rights  Agreement reference  is hereby made for a full description of  the  rights,

limitations of rights, obligations, duties and immunities of  the

Rights   Agent,  the  Company  and  the  holders  of  the   Right

Certificates,  which limitations of rights include the  temporary

suspension  of  the  exercisability  of  the  Rights  under   the

circumstances specified in the Rights Agreement.  Copies  of  the

Rights Agreement are on file at the above-mentioned office of the

Rights Agent.

      Pursuant to the Rights Agreement, from and after the  later of  the  Distribution Date and the first occurrence of a  Flip-in

Event (as such terms is defined in the Rights Agreement), (i) any

Rights  that  are or were acquired or beneficially owned  by  any

Acquiring Person (or any Affiliate or Associate of such Acquiring

Person)  shall  be  void  and any holder  of  such  Rights  shall thereafter  have  no  right to exercise  such  Rights  under  any provision  of  the  Rights Agreement, (ii)  no Right  Certificate

shall  be issued pursuant to the Rights Agreement that represents

Rights beneficially owned by an Acquiring Person or any Affiliate or  Associate thereof, (iii) no Right Certificate shall be issued at  any  time  upon the transfer of any Rights  to  an  Acquiring

Person or any Affiliate or Associate thereof or to any nominee of such Acquiring Person or Affiliate or Associate thereof, and (iv)

any  Right Certificate delivered to the Rights Agent for transfer to  an  Acquiring  Person or any Affiliate or  Associate  thereof shall be cancelled.

       This  Right  Certificate,  with  or  without  other  Right

Certificates, may be transferred, split up, combined or exchanged for  another  Right Certificate or Right Certificates,  entitling the  holder to purchase a like number of Common Shares (or  other securities, as the case may be) as the Right Certificate or Right

Certificates  surrendered  shall have entitled  such  holder  (or former  holder  in  the  case of a transfer)  to  purchase,  upon presentation and surrender hereof at the principal office of  the

Rights  Agent  designated  for such purpose,  with  the  Form  of

Assignment  (if  appropriate) and the  related  Certificate  duly executed.

      Subject  to  the  provisions of the Rights  Agreement,  the

Rights  evidenced  by this Certificate may  be  redeemed  by  the

Company at its option at a redemption price of $0.01 per Right.

      Subjection  to the provisions of the Rights Agreement,  the

Rights  evidenced  by this Certificate may be  exchanged  by  the

Company  at  its option at an exchange ratio of one Common  Share per Right.

      The Rights Agreement may be supplemented and amended by the

Company as provided therein.

      The  Company  is  not required to issue  fractional  Common

Shares  or  other  securities issuable upon the exercise  of  any

Right  or  Rights  evidenced hereby.  In  lieu  of  issuing  such fractional  Common Shares or other securities,  the  Company  may make a cash payment, as provided in the Rights Agreement.

      No  holder  of  this Right Certificate, as such,  shall  be entitled  to  vote  or receive dividends or  be  deemed  for  any purpose  the  holder  of  the  Common  Shares  or  of  any  other securities of the Company which may at any time be issuable  upon the exercise of the Right or Rights represented hereby, nor shall anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the  election of  directors or upon any matter submitted to stockholders at any meeting  thereof, or to give or withhold consent to any corporate action,  or  to  receive  notice of  meetings  or  other  actions

affecting   stockholders  (except  as  provided  in  the   Rights

Agreement),  or to receive dividends or subscription  rights,  or otherwise,  until  the Right or Rights evidenced  by  this  Right

Certificate  shall  have been exercised in  accordance  with  the provisions of the Rights Agreement.

      This Right Certificate shall not be valid or obligatory for any  purpose until it shall have been countersigned by the Rights

Agent.



      WITNESS  the facsimile signature of the proper officers  of the Company and its corporate seal.  Dated as of -------------- ,

20--

ATTEST:                                 INTERGRAPH CORPORATION




                                        By
------------------------------             ---------------------
          Secretary                       Title:



(SEAL)


Countersigned:

COMPUTERSHARE INVESTOR SERVICES, LLC


By
  ---------------------------------
     Authorized Signature

            Form of Reverse Side of Right Certificate

                       FORM OF ASSIGNMENT

        (To be executed by the registered holder if such holder desires to transfer the Right Certificate)


      FOR  VALUE  RECEIVED,  --------------------  hereby  sells,
assigns              and              transfers              unto

-----------------------------------------------------------------
          (Please print name and address of transferee)

-----------------------------------------------------------------
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocable constitute and appoint ---------------------------- Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.


Dated:                     20
        -----------------,   --



                                          -----------------------
                                          Signature

Signature Guaranteed:

                           CERTIFICATE
                           -----------

           The undersigned hereby certifies by checking the appropriate boxes that:

      (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being sold, assigned, transferred, split up, combined, exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Amended and Restated Rights Agreement);

      (2) After due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:                     20
        -----------------,   --



                                          -----------------------
                                          Signature



                  FORM OF ELECTION TO PURCHASE
                  ----------------------------

              (To be executed if holder desires to
                 exercise the Right Certificate)

To Intergraph Corporation:

      The undersigned hereby irrevocably elects to exercise --------------------- Rights represented by this Right Certificate to purchase the Common Shares or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:

Please insert social security
or other identifying number
                            -----------------------



-----------------------------------------------------------------
                  (Please print name and address)


If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of an delivered to:

Please insert social security
or other identifying number
                            -----------------------



-----------------------------------------------------------------
                 (Please print name and address)


-----------------------------------------------------------------


                           CERTIFICATE
                           -----------

     The undersigned hereby certifies by checking the appropriate boxes that:

      (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);

      (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:                    20
        -----------------,   --


                                          -----------------------
                                          Signature



                             NOTICE
                             ------

      Signatures on the foregoing Form of Assignment and Form of Election to Purchase and in the related Certificates must correspond to the names as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

      Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.







                                                        EXHIBIT B
                                                        ---------

             Summary of Rights to Purchase Common Stock

      On August 25, 1993, our board of directors approved the adoption of a Rights Agreement (commonly known as a "poison pill"). It was amended on March 16, 1999. On March 4, 2002, our board of directors approved the adoption of a Amended and Restated Rights Agreement. The discussion below describes the Amended and Restated Rights Agreement entered into between us and Computershare Investor Services, LLC, as rights agent, dated as of March 5, 2002, (the "Amended and Restated Rights Agreement") but is not complete, and should be read together with the Amended and Restated Rights Agreement which you may obtain from us free of charge at www.intergraph.com/investor.


Issuance of Rights

      Under the Rights Agreement, we issued one stock purchase right for each share of our common stock, $.10 par value per share, outstanding on September 7, 1993. In addition, one right has or will automatically attach to each share of common stock that we issue between that date and the time that the rights become exercisable. When exercised, each right, as amended, will entitle its holder to purchase from us one share of our common stock, $.10 par value per share, at an exercise price of $65.00 per unit, subject to adjustment.


Initial Exercise of Rights

      The rights initially will not be exercisable. Instead, the rights will be attached to and trade with all shares of our common stock outstanding as of, and issued after, September 7, 1993. The rights will separate from the common stock and will become exercisable upon the earlier of the following events (the "distribution date"):

     o The close of business on the tenth business day (or later day as our board of directors may determine) following the first public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 15% (or 10% in the case of an "Adverse Person", as determined by our board of directors) or more of our shares of common stock then outstanding (an "Acquiring Person"); or

     o The close of business on the tenth business day (or some later day as our board of directors may determine) following the commencement of a tender offer or exchange offer that could result in a person or group becoming the beneficial owner of 15% or more of our shares of common stock then outstanding.

      The rights will expire at the close of business on March 5, 2012, unless we redeem or exchange the rights as described below.



Evidence of Rights

     Until the rights become exercisable:

     o The rights will be evidenced by and transferred with our common stock certificates; and

     o New common stock certificates issued after March 5, 2002 will contain a notation incorporating the Amended and Restated Rights Agreement by reference; and

     o Any surrender for transfer of any certificates for our common stock will also constitute the transfer of the rights associated with the common stock represented by those certificates.

      As soon as practicable after the rights become exercisable, we will mail out rights certificates to the holders of our common stock who are eligible to receive rights. After we mail them out, the separate rights certificates alone will represent the rights.

Exercise After Someone Becomes an Acquiring Person

      After public announcement that a person has become an Acquiring Person, each holder of a right will have the right to receive upon exercise of the rights that number of shares of common stock (or in our board's discretion, some other consideration), having a value of two times the then current purchase price of the right. However, this will not apply to an Acquiring Person or their associates or affiliates, whose rights will have become null and void.

      Under certain circumstances, each holder of a right will have the right to receive, upon exercise of the rights, common stock of a company acquiring us, having a value equal to two times the then current purchase price of the right. Each holder of a right will receive the right contemplated by this paragraph in the event that, at any time on or after the date it is publicly announced that a person has become an Acquiring Person:

     o We consolidate with, or merge with and into, any other person, and we are not the continuing or surviving corporation; or

     o Any person consolidates with us, or merges with us and we are the continuing or surviving corporation of that merger and, in connection with that merger, all or part of the shares of our common stock are changed into or exchanged for stock or other securities of any other person or cash or any other property; or

     o We sell or transfer 50% or more of our assets or earning power.

      The holder of a right will continue to have this right whether or not that holder has previously exercised its right in accordance with the first paragraph of this subsection. Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Amended and Restated Rights Agreement) become null and void.


Exchange

      At any time after a person becomes an Acquiring Person, we may exchange all or part of the outstanding and exercisable rights for shares of our common stock at an exchange ratio specified in the Amended and Restated Rights Agreement. We generally may not make an exchange after any person becomes the beneficial owner of 50% or more of our common stock.


Adjustment

      The purchase price and the number of shares of common stock or other securities or property issuable upon exercise of the rights is subject to adjustment from time to time to prevent certain types of dilution. With certain exceptions, the purchase price of the rights will not be adjusted until cumulative adjustments amount to at least 1% of the purchase price. We are not obligated to issue fractional units or shares of common stock. If we decide not to issue fractional units or shares, we will make an adjustment in cash based on the fair market value of a unit or share on the last trading date prior to the date of exercise.


Redemption

      We may redeem the rights in whole, but not in part, at a price of $0.01 per right (payable in cash, stock or other consideration that we deem appropriate). However, we may only redeem the rights until the earlier of ten days after someone becomes an Acquiring Person or March 5, 2012.

     Once redeemed, the rights will terminate immediately and the only right of the holders of the rights will be to receive the redemption price.


Amendment of Amended and Restated Rights Agreement

      We may amend the Amended and Restated Rights Agreement without the approval of the holders of our common stock until the distribution date. After the distribution date, we will only be able to amend the Amended and Restated Rights Agreement in order to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of rights holders excluding the interests of an Acquiring Person or their associates or affiliates. We may only amend the time period governing redemption of the rights if the rights are presently redeemable.


Other

      The holder of a right will not, solely by virtue of having such right, have any shareholder rights until the right is exercised. This means, for example, that until it is exercised, a right will not entitle its holder to vote or receive dividends as one of our shareholders. The distribution of the rights will not be taxable to shareholders or to us. However, shareholders may, depending upon the circumstances, recognize taxable income in the event that the rights become exercisable for units of common stock, other consideration or for common stock of an acquiring company.

      The discussion above describes the rights and the Amended and Restated Rights Agreement, but is not complete, and should be read together with the Amended and Restated Rights Agreement which you may obtain from us upon request.

      As of February 28, 2002, 50,005,886 shares of our common stock were issued and outstanding. As long as the rights are attached to our common stock, we will issue one right for each share of our common stock issued between September 7, 1993 and the distribution date.

      The rights may have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire us on terms not approved by a majority of our board of directors unless the offer is conditioned on a substantial number of rights being acquired. However, the rights should not interfere with any merger or other business combination approved by our board of directors since the rights may be redeemed by us at $0.01 per right at any time on or prior to the tenth day following the announcement that someone has become an Acquiring Person. Thus, the rights are intended to encourage persons who may seek to acquire control of us to initiate such an acquisition through negotiations with our board of directors. However, the effect of the rights may be to discourage a third party from making a partial tender offer or otherwise attempting to obtain a substantial position in our
equity  securities or seeking to obtain control of  us.   To  the
extent any potential acquirers are deterred by the rights, the rights may have the effect of preserving incumbent management in office.